EXHIBIT 10.3
                                                            [EXECUTION COPY]

                          OPTION PURCHASE AGREEMENT

                                 by and among

                         NEXTEL COMMUNICATIONS, INC.,

                    UNRESTRICTED SUBSIDIARY FUNDING COMPANY

                                     and

                          OPTION ACQUISITION, L.L.C.

                           Dated as of June 16, 1997

                                    OPTION
                             PURCHASE AGREEMENT

          This Option Purchase Agreement (this "Agreement") is entered into as of June 16, 1997, by and among Nextel Communications, Inc., a Delaware corporation (the "Company"), Unrestricted Subsidiary Funding Company, a Delaware corporation and a wholly owned subsidiary of the Company ("USFC"), and Option Acquisition, L.L.C., a Washington limited liability company ("Option Acquisition").

          Unless the context otherwise requires, terms capitalized and not otherwise defined in context have the meanings set forth or cross-referenced in
Article 9 of this Agreement.

                                 Recitals

          On March 21, 1997, USFC paid $25 million to acquire from an affiliate of Comcast Corporation options held by the Comcast affiliate to acquire 25 million shares of Common Stock (the "Comcast Options").

          Option Acquisition wishes to enter into a transaction with the Company and USFC in which Option Acquisition would obtain from USFC the Comcast Options, which would in turn be exchanged for two new options from the Company entitling Option Acquisition to acquire 25 million shares of Common Stock, as more fully set forth herein.

          Option Acquisition is controlled by Craig O. McCaw ("Individual").

          Simultaneously with the execution and delivery of this Agreement, Digital Radio, L.L.C., a Washington limited liability company ("Investor") controlled by Individual, is entering into an agreement by which Investor is committing to exercise an

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option it holds to purchase Common Stock and Investor is committing, subject to certain terms and conditions, to loan up to $50 million to affiliates of the Company.

                                  Agreement

          NOW THEREFORE, in consideration of the recitals and the mutual covenants of this Agreement, the parties agree:

          Article 1.  Purchase and Exchange of Options.

          1.1 Purchase of Comcast Option. At the Closing, (a) Option Acquisition shall purchase from USFC, and USFC shall sell to Option Acquisition, the Comcast Options, (b) Option Acquisition shall pay to USFC cash in an aggregate amount of $25 million as payment in full of the purchase of the Comcast Options, and (c) USFC shall deliver to Option Acquisition the Comcast Options (together with appropriate instruments assigning the Comcast Options to Option Acquisition).

          1.2 Exchange of Comcast Options. At the Closing, upon delivery of the Comcast Options by USFC to Option Acquisition pursuant to Section 1.1, Option Acquisition will thereupon deliver the Comcast Options to the Company (together with appropriate instruments assigning the Comcast Options to the Company) in exchange for the issuance of the Options described in Section 1.3.

          1.3 Issuance of New Options. At the Closing, in exchange for the Comcast Options, the Company shall issue to Option Acquisition:

          (a) An option to acquire up to 15,000,000 shares of Common Stock as set forth in the Option Agreement (First New Option) in the form attached as Exhibit A (the "First New Option"); and

          (b) An option to acquire up to 10,000,000 shares of Common Stock as set forth in the Option Agreement (Second New Option) in the form attached as Exhibit B (the "Second New Option");

in each case, free and clear of all Encumbrances (other than as expressly provided in this Agreement or in the First New Option or Second New Option).

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          1.4 Closing. The closing of the sale and issuance of the First New Option and the Second New Option (the "Closing") is to occur after all of the conditions set forth in Article 2 have either been fulfilled or waived. At the Closing,

          (a) Option Acquisition will pay, by wire transfer of immediately available funds to an account designated in writing by USFC, $25 million;

          (b) USFC will deliver the Comcast Options to Option Acquisition (together with appropriate instruments assigning the Comcast Options to Option Acquisition);

          (c) Option Acquisition will then deliver the Comcast Options to the Company (together with appropriate instruments assigning the Comcast Options to the Company);

          (d) the Company and Option Acquisition will each execute, and the Company will deliver to Option Acquisition, the First New Option and the Second New Option;

          (e) the Company and Option Acquisition will each execute and deliver a registration rights agreement substantially in the form of Exhibit C (the "Option Acquisition Registration Rights Agreement");

          (f) the Company, Option Acquisition and Investor will each execute and deliver the First Amendment to Registration Rights Agreement substantially in the form of Exhibit D;

          (g) the Individual will execute and deliver to the Company the representation letter substantially in the form of Exhibit E;

          (h) the other owners of interests in Option Acquisition will execute and deliver a letter substantially in the form of Exhibit F; and

          (i) the parties will execute and deliver any agreements or other documents necessary to evidence the satisfaction or, if appropriate, the waiver of any conditions to Closing set forth in Article 2.

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          1.5 Adjustment Upon the Occurrence of Certain Events. Prior to the Closing, the First New Option and the Second New Option (the "New Options") are subject to adjustment from time to time as follows:

          (a) If the Company at any time prior to the Closing declares a dividend or makes any distribution on its Common Stock payable in Common Stock, or subdivides, combines or consolidates its outstanding shares of Common Stock, the Company shall notify Option Acquisition of such event and (i) the number of shares of Common Stock purchasable under the New Options (the
"Reserved Common Shares") shall be adjusted by multiplying the number of Reserved Common Shares immediately prior to such event by a fraction, of which the numerator shall be the number of outstanding shares of Common Stock immediately following such event and the denominator shall be the number of outstanding shares of Common Stock immediately prior to such event, and (ii) the exercise price for each Reserved Common Share purchasable under a New Option shall be adjusted by multiplying such price by a fraction, of which the numerator is one and the denominator is the fraction determined pursuant to clause (i) above. Such adjustments will become effective immediately following the record date for determination of the stockholders entitled to receive such dividend or distribution in the case of a dividend or distribution or immediately after the effective date in the case of a subdivision, combination or consolidation.

          (b) If the Company at any time prior to the Closing reclassifies or otherwise changes its outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or a subdivision, combination or consolidation referred to in Section 1.5(a)) or if the Company at any time prior to the Closing merges or consolidates with or into any other corporation (other than a merger in which the Company is the surviving corporation and in connection with which there is no reclassification or other change of Common Stock or any issuance of stock, securities or property to the holders of the Company's outstanding shares of Common Stock), then the Company shall notify Option Acquisition of any such event and, effective upon the record or other date of determination of Persons affected by such reclassification, change, merger or consolidation, each Reserved Common Share purchasable under the New Options shall be deemed to consist solely of the kind and amount of securities, cash and property that would have been held by Option Acquisition if on such determination date Option

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Acquisition  had been the holder of record of such a Reserved  Common Share
(or the right thereto prior to the effective date thereof). In the event of any reclassification, change, merger or consolidation referred to above in this subsection (b), the Company shall, and shall cause any successor corporation as a condition precedent to such transaction to, execute and deliver to Option Acquisition an agreement (i) providing that Investor shall have the right to purchase the New Options reflecting appropriate adjustments to the underlying Reserved Common Shares as described in this Agreement and (ii) containing provisions for subsequent adjustments, if any, prior to the Closing, in the Reserved Common Shares underlying the New Options as nearly equivalent as may be practicable to the adjustments provided for in this Section 1.5.

          1.6 Legend. Any certificate or certificates representing the New Options (or any part thereof, including any shares issued upon exercise of any part of the New Options) shall bear the following legend, together with any and all other legends as may be required pursuant to applicable law (and the Company may issue appropriate corresponding stop transfer instructions to any transfer agent for any of such securities):

               The securities represented by this certificate or instrument have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state law and may not be transferred, sold or otherwise disposed of in the absence of an effective registration under the Act or such laws or an opinion of counsel reasonably satisfactory to the Company that such registration is not required under the Act or such laws and the rules and regulations promulgated thereunder.

               The securities represented by this certificate or instrument are subject to certain restrictions on transfer and voting as set forth in the Option Purchase Agreement, dated as of June 16, 1997, a copy of which is on file at the principal executive offices of the Company. Any registration of transfer of such securities on the books of the Company will be subject to compliance with such restrictions.

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          1.7 Stamp Tax. The Company shall pay all stamp and other taxes, if any, which may be payable in respect to the issuance, sale and delivery to Option Acquisition of the New Options and shall save Option Acquisition harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax.

          Article 2.  Conditions to Closing.

          2.1 Conditions to Each Party's Obligations. The obligations of each party to consummate the Transactions are subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part by the party benefited thereby, to the extent permitted by applicable Law:

          (a) No Injunction. There is no pending or threatened injunction or Order of any Governmental Authority prohibiting consummation of any Transaction or performance of any party's obligations hereunder or under any other Transaction Agreement, or prohibiting Individual from enabling or causing Option Acquisition to perform its obligations hereunder.

          (b) Motorola Consent. The consent of Motorola Inc.("Motorola") to the transactions contemplated by the Transaction Agreements granted by the letter dated April 10, 1997 from the Company to Motorola has not been revoked.

          2.2 Conditions to Option Acquisition's Obligations. Option Acquisition's obligation to consummate the Transactions is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part by Option Acquisition, to the extent permitted by applicable Law:

          (a) Representations and Warranties TrueRepresentations and Warranties True. The representations and warranties of the Company in this Agreement were  true in all  material  respects  when  made and are  true in all  material respects at the time of the Closing with the same effect as though such representations and warranties had been made at such time, except for (i) changes resulting from the consummation of the Transactions, and (ii) representations and warranties that speak as of a specific date other than the Closing Date (which need be correct only as of such other date). The Company shall deliver an officer's certificate dated the Closing Date

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confirming that the conditions set forth in this Section 2.2(a) are satisfied on the Closing Date.

          (b) Performance. The Company has performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.

          (c) Noteholder Consents. The consents of the holders of each outstanding issue of Notes required to amend the Indentures as described in the Consent Solicitation Statement dated April 14, 1997 as amended and supplemented by the Supplemental Consent Solicitation Statement dated June 4, 1997 (collectively, the "Consent Solicitation Materials") shall have been obtained on the terms described in the Consent Solicitation Materials and such amendments shall have become operative. Such consents are referred to herein as the "Noteholder Consents."

          2.3 Conditions to the Company's Obligations. The Company's obligation to consummate the Transactions is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part by the Company, to the extent permitted by applicable Law:

          (a) Representations and Warranties TrueRepresentations and Warranties True. The representations and warranties of Option Acquisition in this Agreement were true in all material respects when made and are true in all material respects at the time of the Closing with the same effect as though such representations and warranties had been made at such time, except for (i) changes resulting from the consummation of the Transactions and (ii) representations and warranties that speak as of a specific date other than the Closing Date (which need be correct only as of such other date). Option Acquisition shall deliver a certificate of its officers or other authorized representatives dated the Closing Date confirming that the conditions set forth in this Section 2.3(a) are satisfied on the Closing Date.

          (b) Performance. Option Acquisition has performed or complied in all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the time of the Closing.

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          (c) Noteholder Consents. The Noteholder Consents shall have been obtained on terms described in the Consent Solicitation Materials and the related amendments described in the Consent Solicitation Materials shall have become operative.

          Article 3.  Representations and Warranties of the Company.

          The Company hereby represents and warrants to Option Acquisition that, except as set forth in the Company Disclosure Statement:

          3.1 Corporate Status. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate or other power and authority to own or lease and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into and to carry out the provisions of this Agreement and the other Transaction Agreements and consummate the transactions contemplated hereby and thereby.

          (b) The Company is duly qualified and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be in good standing or so qualified would not, individually or in the aggregate, have a material adverse effect on the Business Condition of the Company and its Subsidiaries taken as a whole.

          3.2 Power and Authority. The Company has the corporate power and authority to execute and deliver, and to perform its obligations under, this Agreement and the other Transaction Agreements. The Company has taken all necessary corporate action to authorize this Agreement and the other Transaction Agreements and its execution, delivery and performance of this Agreement and the other Transaction Agreements. This Agreement has been and, when executed, each of the other Transaction Agreements will have been, duly executed and delivered by the Company and constitutes, or will constitute, a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

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          3.3 Non-Contravention. (a) On the date hereof, the Company is not in violation of any term of its charter, by-laws or other organizational documents.

          (b) Except as set forth in the Company Disclosure Statement, and
based  upon  the  Permitted  Assumptions,   the  execution,   delivery  and
performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions in accordance with the terms hereof and thereof will not result in any violation of or conflict with, constitute a default (with or without notice or the lapse of time) under, or give rise to a right of termination, cancellation, acceleration of, or a right to put, or compel a tender offer for, outstanding securities under, or result in the imposition of any Encumbrance under, or require any consent under, or require any payment by the Company to any other Person pursuant to any term of (i) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or
(ii) any note, bond, debt instrument, mortgage, indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound or, (iii) except as set forth in Section 3.4, any Law or Order, by which the Company or any of its Subsidiaries may be bound, except where such violation, conflict or default, right of termination, cancellation or acceleration, put or similar right, imposition of an Encumbrance, failure to obtain such consent or the amount of such required payment, individually or in the aggregate, would not have a material adverse effect on (X) the Business Condition of the Company and its Subsidiaries taken as a whole or (Y) the ability of the Company to perform its obligations under this Agreement and the Transaction Agreements.

          3.4 Consents and Approvals. (a) Based on the Permitted Assumptions, the Company Disclosure Statement lists as of the date hereof (i) all Authorizations that, to the knowledge of the Company, are required to be made, filed, given or obtained by the Company and any of its Subsidiaries with, to or from any Governmental Authority in connection with the Transactions contemplated to occur at or prior to the Closing and (ii) all consents, approvals and waivers required to be given by, or obtained from, any other Persons to or by the Company and any of its Subsidiaries in connection with the consummation of the Transactions contemplated to occur at or prior to the Closing other than those Authorizations, consents, approvals and waivers as to which the failure to make, file, give or obtain,

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individually or in the aggregate, would not have a material adverse effect on (X) the Business Condition of the Company and its Subsidiaries, taken as a whole, or (Y) the ability of the Company to perform its obligations under this Agreement and the other Transaction Agreements.

          (b) Based on the Permitted Assumptions, the Company and each of its Subsidiaries has made, filed, given or obtained all Authorizations and has been given or obtained all consents, approvals or waivers necessary as of the date hereof for the Company and USFC to perform its obligations under this Agreement and the other Transaction Agreements at or prior to the Closing.

          3.5 Reports and Information. (a) As of the date hereof, the Company has filed all reports required to be filed with the SEC in the period from
January 1, 1997 to the date hereof, including the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 1997(collectively, the "Company SEC Reports"), and has furnished or made available to Option Acquisition true and complete copies of all the Company SEC Reports. None of the Company SEC Reports, as of their respective dates (as amended through the date hereof), contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All of the Company SEC Reports, as of their respective dates (as amended through the date hereof), complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder.

          (b) As of the date hereof, the Company has not received notice of any pending investigation of the Company by the SEC.

          (c) The Company's audited consolidated financial statements
     (including the balance sheet, statement of operations and statement of cash flows, and, in each case, the related footnotes thereto) as of December 31, 1996 or for the twelve months then ended, as appropriate (the "Audited Statements"), are contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, and the Company's unaudited consolidated financial statements (including the balance sheet, statement of operations and statement of cash flows and, in each case, the related footnotes thereto) as of March 31, 1997 or for the quarter then ended, as appropriate (the "Unaudited Statements,"

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and collectively with the Audited Statements, the "Company Financial Statements"), are contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997. The balance sheet as of March 31, 1997 included in such Unaudited Statements presents fairly, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of March 31, 1997, and each of the other related statements included in such Company Financial Statements present fairly, in all material respects, the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for the respective periods thereof, all in conformity with generally accepted accounting principles consistently applied during the periods involved except as otherwise noted therein and subject, in the case of the Unaudited Statements, to year end audit adjustments and the absence of footnotes.

          3.6 Capitalization. (a) As of March 31, 1997, the authorized capital stock of the Company consists of 613,883,948 shares of capital stock divided into 6 classes as follows: (i) 515,000,000 shares of Nextel Class A Common Stock of which 225,533,547 shares were outstanding (including 1,547,158 shares held in treasury), (ii) 35,000,000 shares of Nextel Class B Non-Voting Common Stock of which 17,880,000 shares were outstanding, (iii) 26,941,933 shares of Class A Convertible Redeemable Preferred Stock of which 8,163,265 shares were outstanding, (iv) 82 shares of Class B Convertible Redeemable Preferred Stock all of which were outstanding, (v) 26,941,933 shares of Class C Convertible Redeemable Preferred Stock none of which were outstanding, and (vi) 10,000,000 shares of Preferred Stock, par value $.01 per share none of which were outstanding.

          (b) All shares of Common Stock outstanding on the date hereof are duly authorized, validly issued, fully paid and nonassessable.

          (c) When issued in accordance with the New Options, the shares of Common Stock issuable upon exercise of any of the New Options will be, duly authorized, validly issued, fully paid and nonassessable.

         3.7 Material Facts. Except as and to the extent reflected or reserved against in the Company Financial Statements or as indicated in the Company Disclosure Statement, none of the Company nor any Subsidiary of the Company has, as of the date

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hereof, any material liabilities or obligations (of the types that, in accordance with generally accepted accounting principles, are required to be reflected or reserved against in the Company Financial Statements) of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due, for the periods covered thereby.

          3.8 Brokers and Finders. Except for the fees and expenses payable to Morgan Stanley & Co. Incorporated incurred with respect to certain financial advice provided to the Company in connection with the Transactions (which fees and expenses shall be the sole obligation of, and shall be paid by, the Company), neither the Company nor any of its Subsidiaries has employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

          3.9 Permitted Assumptions. Each of the representations and warranties above that are identified as being made "based on the Permitted Assumptions" shall be deemed to be made on the assumption that (a) Option Acquisition is, and at all times shall continue to be, controlled by Individual, and (b) the consent of Motorola described in Section 2.1(b) shall continue in full force and effect and shall not have been amended, modified or revoked. Such assumptions are referred to herein as the "Permitted Assumptions."

          Article 4.  Representations and Warranties of USFC.

          USFC hereby represents and warrants to Option Acquisition that:

          4.1 Corporate Status. USFC is a corporation duly organized, validly existing and in good standing under the laws of the State of
Delaware and has all requisite corporate or other power and authority to own or lease and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into and to carry out the provisions of this Agreement and consummate the transactions contemplated hereby.

          4.2 Power and Authority. USFC has the corporate power and authority to execute and deliver, and to perform its obligations under, this Agreement. USFC has taken all necessary corporate

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action to authorize this Agreement and its execution, delivery and performance of this Agreement. This Agreement has been, duly executed and delivered by USFC and constitutes a valid and binding agreement of USFC enforceable against USFC in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

          4.3 Non-Contravention. (a) On the date hereof, USFC is not in violation of any term of its charter, by-laws or other organizational documents.

          (b) Based upon the Permitted Assumptions, the execution, delivery and performance of this Agreement and the consummation of the Transactions in accordance with the terms hereof will not result in any violation of or conflict with, constitute a default (with or without notice or the lapse of time) under, or give rise to a right of termination, cancellation, acceleration of, or a right to put, or compel a tender offer for, outstanding securities under, or result in the imposition of any Encumbrance under, or require any consent under, or require any payment by USFC to any other Person pursuant to any terms of (i) the charter, by-laws or other organizational documents of USFC, or (ii) any note, bond, debt instrument, mortgage, indenture or other agreement or instrument to which USFC is a party or by which it may be bound or, (iii) except as set forth in Section 3.4, any Law or Order, by which USFC may be bound, except where such violation, conflict or default, right of termination, cancellation or acceleration, put or similar right, imposition of an Encumbrance, failure to obtain such consent or the amount of such required payment, individually or in the aggregate, would not have a material adverse effect on (X) the Business Condition of the Company and its Subsidiaries taken as a whole or (Y) the ability of USFC to perform its obligations under this Agreement.

          Article 5.  Representations and Warranties of Option
                      Acquisition.

          Option Acquisition represents and warrants to the Company that, except as set forth in the Option Acquisition Disclosure Statement:

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          5.1 Status, Power and Authority. Option Acquisition is a limited liability company duly formed and validly existing under the laws of the State of Washington and has all requisite corporate or other power and authority to own or lease and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement and each of the other Transaction Agreements to which it is a party and to carry out the provisions of this Agreement and the other Transaction Agreements to which it is a party and consummate the Transactions. Option Acquisition has paid all taxes, fees and similar amounts due to the State of Washington and has prepared and filed with the appropriate authorities of the State of Washington all reports, returns and similar items as required by, and is substantially in compliance with, the requirements of applicable laws. To Option Acquisition's knowledge, there are no existing conditions or circumstances that could result in the revocation of Option Acquisition's status, qualification or existence as a limited liability Company under the laws of the State of Washington. Option Acquisition is duly qualified and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be in good standing or so qualified would not, in the aggregate, have a material adverse effect on the ability of Option Acquisition or any of its Affiliates to perform its obligations under this Agreement or any other Transaction Agreement to which it is a party.

          5.2 Non-Contravention. (a) The execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions in accordance with the terms hereof and thereof by Option Acquisition and by each Affiliate of Option Acquisition who is a party thereto will not result in any violation of or conflict with, constitute a default (with or without notice or the lapse of time) under, or give rise to a right of termination, cancellation, or acceleration of, or result in the imposition of any Encumbrance under, or require any consent, (other than such consents as are listed in the Option Acquisition Disclosure Statement), under, any term of
(i) the limited liability company or operating agreement of Option Acquisition, or (ii) any note, bond, debt instrument, mortgage, indenture or other agreement or instrument or, except as set forth in Section 5.3, any Law or Order, by which Option Acquisition or any such Affiliate of Option Acquisition may be bound, except where such violation, conflict

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or default, right of termination, cancellation or acceleration, imposition of an Encumbrance or failure to obtain such consent, individually or in the aggregate, would not have a material adverse effect on the ability of Option Acquisition or any such Affiliate of Option Acquisition to perform its obligations under this Agreement and the other Transaction Agreements to which it is a party.

          (b) Each consent identified on the Option Acquisition Disclosure Statement has been obtained and is in full force and effect.

          5.3 Consents and Approvals. (a) The Option Acquisition Disclosure Statement lists (i) all Authorizations that to the knowledge of Option Acquisition are required to be made, filed, given or obtained by Option Acquisition or its Affiliates with, to or from any Governmental Authority in connection with the Transactions contemplated to occur at or prior to the Closing and (ii) all consents, approvals and waivers required to be given by, or obtained from, any other Persons to or by Option Acquisition or its Affiliates in connection with the consummation of any of the Transactions contemplated to occur at or prior to the Closing, other than those Authorizations, consents, approvals and waivers as to which the failure to make, file, give or obtain, individually or in the aggregate, would not have a material adverse effect on the ability of Option Acquisition or any of its Affiliates to perform its obligations under this Agreement and the other Transaction Agreements to which it or any such Affiliate is a party.

          (b) Option Acquisition and each of its Affiliates has made, filed, given or obtained all Authorizations and has been given or obtained all consents, approvals or waivers of any other Person necessary for Option Acquisition or such Affiliate to perform its obligations under this Agreement and the Transaction Agreements at or prior to the Closing, and no further Authorizations or consents, approvals or waivers of any other Persons are required of Option Acquisition or any such Affiliate to perform its obligations under this Agreement and the Transaction Agreements at or prior to the Closing.

          5.4 Investment Intent. Option Acquisition is acquiring the New Options for its own account and with no present intention of distributing or selling any of the New Options or Common Stock received upon exercise thereof, in violation of the Securities

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Act or any applicable  state  securities law. Option  Acquisition  will not sell or otherwise dispose of any of the New Options, or shares of Common Stock received upon exercise of any thereof, unless such sale or other disposition has been registered or is exempt from registration under the Securities Act and has been registered or qualified or is exempt from registration or qualification under applicable state securities laws. Option Acquisition understands that the New Options being acquired by Option Acquisition hereunder and any shares of Common Stock issuable upon exercise of the New Options have not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof including Rule 506 of Regulation D, and that the reliance of the Company on this exemption is
predicated  in  part  on  these   representations   and   warranties  of  Option
Acquisition.

          5.5 Accredited Investor Status. Option Acquisition and each of its members is an "accredited investor" as such term is defined in Rule 501 of
Regulation D promulgated under the Securities Act and, either alone or in connection with its financial advisors, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investments to be made by it hereunder.

          5.6 Authorization of Agreements. (a) This Agreement and each of the other Transaction Agreements to which Option Acquisition or any of its
Affiliates is a party and the consummation of the Transactions have been approved by all requisite action of the members of Option Acquisition (no other action, including, without limitation, action of any managers of Option Acquisition, being necessary) and by each other Affiliate of Option Acquisition who is a party thereto.

          (b) This Agreement has been and, when executed, each of the other Transaction Agreements to which Option Acquisition or any of its Affiliates is a party will have been, duly executed and delivered by an authorized member of Option Acquisition and by each other Affiliate of Option Acquisition and constitutes a valid and binding agreement of Option Acquisition or of such Affiliate, enforceable against Option Acquisition or such Affiliate of Option Acquisition in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency,

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reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

          5.7 Brokers and Finders. Neither Option Acquisition nor any of its Affiliates has employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement, and no such Person would be entitled, pursuant to the terms of any agreement or arrangement with Option Acquisition or any of its Affiliates, to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

          5.8 Acquisition of Voting Securities. Except as expressly provided in the Transaction Agreements or as set forth in the Company SEC Reports, neither Option Acquisition nor any of its Affiliates are parties to any agreement or arrangement (a) that gives any of them or entitles any of them to acquire "beneficial ownership" (as that term is defined under Rule 13d-3 under the Exchange Act) of any securities of the Company that are entitled to vote for the election of Directors or (b) with respect to corporate governance matters concerning the Company or its Subsidiaries (including, without limitation, the exercise or failure to exercise voting rights with respect to any Voting Securities).

          5.9 Access to Information. Individual is a member of the Board and is a member of its Operations Committee.

          5.10 Access to Funds. Option Acquisition currently holds funds, or is reasonably assured that it will have access to funds pursuant to existing committed financing sources (the availability of which is not subject to any material condition or contingency), in amounts sufficient to permit Option Acquisition to perform its obligations under this Agreement and the Transaction Agreements.

          Article 6. Certain Covenants.

          6.1 Public Announcements. Except as required by Law, the exercise of fiduciary duty, or the policies or rules of any stock exchange (or the NASDAQ-NMS) on which the Company's securities are listed, prior to the Closing Date, the form and content of all press releases or other public communications of any sort

CLCORP01 Doc: 229734_4                    17
relating to the subject matter of this Agreement or any other Transaction Agreement, and the method of their release, or publication thereof by any of the parties hereto or their respective Affiliates, shall be subject to the prior approval of each of the parties hereto, which approval shall not be unreasonably withheld or delayed. To the extent reasonably requested by any party hereto, following the Closing Date each party and its Affiliates will consult with and provide reasonable cooperation to the other parties in connection with the issuance of further press releases or other public documents describing the Transactions.

          6.2 Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of each of the Transaction Agreements to which it or any of its Affiliates is a party and the transactions contemplated thereby. Without limiting the generality of the preceding sentence, the Company and Option Acquisition shall not (and shall not permit their Affiliates to) take any action or actions at or prior to the Closing that would (a) cause any Authorization or any consent, approval or waiver of any other Person that has been made, filed, given or obtained in connection with the Transactions to be withdrawn or terminated or to otherwise cease to be effective, (b) require any additional Authorization or any additional consent, approval or waiver of any other Person to be made, filed, given or obtained in connection with the Transactions, or (c) cause any financing sources contemplated by Section 5.10 to be unavailable or cause the availability of the funding thereunder to be subject to any material condition or contingency.

          6.3 Cooperation. The Company and Option Acquisition each agree to (and to cause their Affiliates to) cooperate with the other to consummate, as promptly as possible, the Transactions.

          Article 7.  Restrictions on Transfer.

          7.1 Permitted Transfers. Subject to Section 7.3, the New Options and any shares issued upon exercise of the New Options (the "New Shares") may be Transferred (a) pursuant to a broadly disseminated, underwritten secondary registered offering, (b) if the proposed transfer (or series of related proposed transfers) relates to New Options and/or New Shares representing less than

CLCORP01 Doc: 229734_4                   18
five million (5,000,000) shares of Common Stock (c) pursuant to a pledge of the New Options or New Shares as collateral to a broker, bank, financial institution or other entity that is principally engaged in the business of providing financing provided, in each case, that the loan secured by such pledge does not exceed five percent (5%) of the aggregate principal amount of the outstanding loans made by the pledgee to Persons who are not Affiliates of such pledgee, or (d) pursuant to the foreclosure of a pledge described in clause (c).

          7.2 Consent Required for Other Transfers.  Except as permitted by
Section 7.1, subject to the other Sections of this Article 7, Option Acquisition must obtain the prior consent of the Company to any proposed Transfer of the New Options or New Shares. Option Acquisition will give written notice to the Company of any proposed Transfer that is subject to this Section 7.2, identifying the proposed transferee, describing any affiliation, and any familial or business relationships between the proposed transferee and any other Person who is known by either Option Acquisition or the proposed transferee to hold or hold the right to acquire 5 million or more shares of Common Stock, and setting forth in reasonable detail the terms and conditions of the proposed Transfer. The Company's consent to a proposed Transfer will not be unreasonably withheld or delayed, but may be conditioned on the Company's receipt of representations and warranties to the Company from Option Acquisition or the transferee confirming the facts set forth in the notice.

          7.3 Transferee Bound by Restrictions. Any Person acquiring New Options or New Shares with the consent of the Company under Section 7.2 must, as a condition of such Transfer, agree to be bound by the restrictions of this
Article 7.

          7.4 Interests in Option Acquisition Subject to Restrictions. No Transfer of a membership interest in Option Acquisition that would result in Option Acquisition no longer being controlled by Individual and/or Members of the McCaw Family will be made unless such Transfer is made with the prior consent of the Company. Option Acquisition will give written notice to the Company of any proposed Transfer that is subject to this Section 7.4, identifying the proposed transferee, describing any affiliation, and any familial or business relationships between the proposed transferee and any other Person who is known by either Option Acquisition or the proposed transferee to hold or

CLCORP01 Doc: 229734_4                   19
     hold the right to acquire 5 million or more shares of Common Stock, and setting forth in reasonable detail the terms and conditions of the proposed Transfer. The Company's consent to a proposed Transfer will not be unreasonably withheld or delayed, but may be conditioned on the Company's receipt of any necessary Authorizations of Governmental Authorities or consents, approvals or waivers of any other Persons and the Company's receipt of representations and warranties to the Company from Option Acquisition or the transferee confirming the facts set forth in the notice. Solely for purposes of this Section 7.4, the terms "control" and "controlled by" shall mean that Individual and/or Members of the McCaw Family have the sole possession of at least 2/3 of the voting and investment power over management and policies of Option Acquisition including, without limitation, the authority to make all decisions with respect to this Agreement and the purchase, sale and voting of any securities of the Company owned or available for purchase by Option Acquisition pursuant to this Agreement and the New Options.

          7.5 Compliance with Securities Laws. Option Acquisition will not Transfer any securities of the Company in violation of any Law.

          Article 8.  Rights for Certain Holders of New Shares.

          8.1 Right of Qualified Holder of New Shares to Propose Director Nominee. Option Acquisition has the right to give one Qualified Holder who acquires New Options or New Shares the right, so long as such Qualified Holder has exercised the New Options and continues to hold at least ten million (10,000,000) New Shares, to propose to the Nominating Committee of the Board an individual to be nominated and elected to the Board (or, if there is then no Nominating Committee, to propose to the Board in accordance with the Company's applicable procedures for the selection of nominees to the Board). Such designated nominee must meet the reasonable criteria established by the Company for approval of Director nominees. Upon designation of such a nominee by a Qualified Holder in accordance with this Section 7.1, the Company shall cause such nominee to be included in the slate of nominees recommended by the Board to the Company' stockholders for election at the first annual meeting of stockholders of the Company following the date of such designation and, subject to the Qualified Holders' continued right to designate such nominee pursuant to this Section 8.1, at each succeeding meeting of stockholders of the Company and shall

CLCORP01 Doc: 229734_4                 20
use reasonable efforts to cause the election of such nominee, including soliciting proxies in favor of the election of such nominees. "Qualified Holder" means a Person who (a) is not Controlled, directly or indirectly, by Individual, and (b) does not own or Control a 5% or greater equity ownership interest in any Person that provides terrestrial-based wireless communications services in any market in which the Company offers services, unless such Person is approved by at least 2/3 of the Directors of the Company, excluding for purposes of this clause 8.1(b), Directors who have been nominated or elected by Individual or by a Person Controlled by Individual. If an individual proposed by a Qualified Holder is elected to the Board, that individual shall resign, at the Company's request, if the Qualified Holder ceases to hold 10 million New Shares. A Qualified Holder has no right or power to assign or transfer the rights described in this Section 8.1.

          Article 9.  Definitions.

          9.1 Defined Terms. As used in this Agreement, the following terms have the following meanings:

          "Action" means any action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

          "Affiliate" means, as to any Person, another Person that directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under  common  Control  with,  such  Person.  For the purposes of this
definition,   "Control"  when  used  with  respect  to  any  Person,  means  the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the terms
"Controlling" and "Controlled" have meanings correlative to the foregoing; provided, that the Company and Investor shall not be deemed to be direct or indirect Affiliates of each other.

          "Agreement" -- See Preamble.

          "Audited Statements" has the meaning set forth in Section 3.5(c).

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          "Authorization" means any consent, approval or authorization of, expiration or termination of any waiting period requirement (including pursuant to the HSR Act) of, or filing, registration, qualification, declaration or designation with or by, any Governmental Authority.

          "Beneficial Owner" with respect to any securities means that a Person has "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 and Rule 13d-5 promulgated under the Exchange Act.

          "Board" means the Board of Directors of the Company.

          "Business Condition" means the business, properties, operations and financial condition of a specified corporation or division or area of operations.

          "Business Day" means any day on which there is trading on the New York Stock Exchange.

          "Closing" has the meaning set forth in Section 1.4.

          "Closing Date" means the date on which the Closing occurs as provided in Section 1.4.

          "Comcast Options" have the meaning set forth in Recital A.

          "Common Stock" means the Class A (Voting) Common Stock, par value $.001 per share, of the Company.

          "Company" means Nextel Communications, Inc.

          "Company Disclosure Statement" means the disclosure statement dated the date of this Agreement delivered by the Company to Option Acquisition.

          "Company Financial Statements" has the meaning set forth in Section 3.5(c).

          "Company SEC Reports" has the meaning set forth in Section 3.5(a).

          "Consent Solicitation Materials" has the meaning set forth in
Section 2.2(c).

CLCORP01 Doc: 229734_4                   22

          "Directors" means any and all of the duly elected members of the Board.

          "Encumbrance" means any lien, claim, charge, security interest, option, mortgage, pledge or other legal or equitable encumbrance, excluding any such encumbrance arising under or pursuant to federal or state securities laws.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "FCC" means the Federal Communications Commission.

          "First New Option" has the meaning set forth in Section 1.3(a).

          "Governmental Authority" means any governmental or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether domestic or foreign, federal, state or local.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules promulgated thereunder.

          "Indentures" means the Indenture dated as of August 15, 1993, between the Company and The Bank of New York, as Trustee (the "Trustee"), as
amended, relating to the Senior Redeemable Discount Notes due 2003 (the "Nextel 2003 Notes"); the Indenture dated as of February 15, 1994 between the Company and the Trustee, as amended, relating to the Senior Redeemable Discount Notes due 2004 (the "Nextel 2004 Notes"); the Indenture dated as of December 22, 1993 between the Company (as successor by merger to Dial Call Communications, Inc.), and the Trustee, as amended, relating to the Senior Redeemable Discount Notes due 2005 (the "Nextel/Dial Call 2005 Notes"); the Indenture dated as of
April 25,  1994  between  the  Company  (as  successor  by  merger  to Dial Call
Communications, Inc.) and the Trustee, as amended, relating to the Senior Redeemable Discount Notes due 2004 (the "Nextel/Dial Call 2004 Notes"); and the Indenture dated as of January 13, 1994, between the Company (as successor by merger to OneComm Corporation (f/k/a CenCall Communications Corp.)) and the

CLCORP01 Doc: 229734_4                   23

Trustee, as amended, relating to the Senior Redeemable Discount Notes due 2004 (the "Nextel/CenCall Notes").

          "Individual" has the meaning set forth in the Recital C.

          "Investor" has the meaning set forth in Recital D.

          "Investor's First Option" means the Option Agreement (First Tranche) issued by the Company to Investor on July 28,1995 pursuant to which Investor holds an option to purchase up to 15,000,000 shares of Common Stock.

          "Law" means any domestic or foreign, federal, state or local, law, statute, ordinance, rule or regulation.

          "Members of the McCaw Family" means Bruce R. McCaw, John E. McCaw, Keith O. McCaw, Marion O. Williams, their respective lineal descendants, any entity controlled by any such persons (including, without limitation, KMMK Limited Partnership), and any trust or foundation established by any such persons that holds all or any part of such persons' interests in Option Acquisition either during the lifetime or upon the death of any such persons.

          "Motorola" has the meaning set forth in Section 2.1(b).

          "NASD" means the National Association of Securities Dealers, Inc.

          "NASDAQ-NM" means the Nasdaq Stock Market National Market.

          "New Options" has the meaning set forth in Section 1.5.

          "Noteholder Consents" has the meaning set forth in Section 2.2(c).

          "Notes" means the Nextel 2003 Notes, the Nextel 2004 Notes, the Nextel/Dial Call 2005 Notes, the Nextel/Dial Call 2004 Notes and the Nextel/CenCall Notes.

          "Option Acquisition" has the meaning set forth in the Preamble.

CLCORP01 Doc: 229734_4                    24

          "Option Acquisition Disclosure Statement" means the disclosure statement dated the date of this Agreement delivered by Option Acquisition to the Company.

          "Order" means any judgment, order, injunction, decree, stipulation or award entered or rendered by any Governmental Authority.

          "Permitted Assumption" has the meaning set forth in Section 3.9.

          "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature or a group, including without limitation any pension, profit sharing or other benefit plan or trust.

          "Qualified Holder"  shall have the meaning set forth in Section 8.1.

          "Requirement of Law" means as to any Person, any Law, rule, regulation, order, judgment, decree or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

          "SEC" means the Securities and Exchange Commission.

          "Second New Option" has the meaning set forth in Section 1.3(b).

          "Securities Act" means the Securities Act of 1933, as amended.

          "Subsidiary" means as to any Person, any other Person of which at least 50% of the equity interests are owned, directly or indirectly by such first Person.

          "Transaction Agreements" means this Agreement, the New Options, the Option Acquisition Registration Rights Agreement, and the First Amendment to Registration Rights Agreement.

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          "Transactions" means the transactions contemplated by the Transaction Agreements.

          "Transfer" means (i) to sell, exchange, pledge or otherwise transfer any interest in, and (ii) a sale, exchange, pledge or other transfer of any interest in.

          "USFC" has the meaning set forth in the Preamble.


          9.2  Other Definitional Provisions.

          (a) All terms defined in this Agreement have the defined meanings when used in any certificate, report or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

          (b) Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

          (c) As used herein, the neuter gender also denotes the masculine and feminine, and the masculine gender also denotes the neuter and feminine, where the context so permits.

          (d) The words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (e) The words "include," "including" and "or" mean without limitation by reason of enumeration.

          Article 10.  Miscellaneous.

          10.1 Notices. All notices, demands, requests, certificates or other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (i) hand delivered, (ii) sent by facsimile transmission or by tested or otherwise authenticated telex or cable, (iii) one day after sent by commercial courier guaranteeing next Business Day delivery or
(iv) five days after posting in the United States mail having been sent by registered or certified mail return receipt requested, addressed as follows:

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                  (i)      if to the Company:

                           Nextel Communications, Inc.
                           1505 Farm Credit Drive
                           McLean, VA  22102
                           Attention:  Thomas J. Sidman, General Counsel
                           Telecopier:  (703) 394-3496

                           with a copy to:

                           Jones, Day, Reavis & Pogue
                           North Point
                           901 Lakeside Avenue
                           Cleveland, Ohio  44114
                           Attention:  Jeanne M. Rickert, Esq.
                           Telecopier:  (216) 579-0212

                  (ii)     if to Individual or Investor:

                           Option Acquisition, L.L.C.
                           2320 Carillon Point
                           Kirkland, WA 94104-2675
                           Attention:  Dennis Weibling, Esq.
                           Telecopier:  (206) 828-8060

                           with a copy to:

                           C. James Judson, Esq.
                           Option Acquisition, L.L.C.
                           2320 Carillon Point
                           Kirkland, WA 94104-2675
                           Telecopier:  (206) 828-8060

                           and

                           Jay D. Hull, Esq.
                           Davis Wright Tremaine LLP
                           1300 S. W. Fifth Avenue
                           Suite 2300
                           Portland, OR 96201
                           Telecopier:  (503) 778-5299

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Any communication delivered after business hours or on a Saturday, Sunday or legal holiday at the place designated in such delivery shall be deemed for purposes of computing any time period hereunder to have been delivered on the next Business Day.

          10.2 Expenses. Each party shall bear its own expenses, including the fees and expenses of any attorneys, accountants, investment bankers, brokers, finders or other intermediaries or other Persons engaged by Option Acquisition or the Company, incurred in connection with this Agreement or the other agreements contemplated hereby.

          10.3 Benefits; Assignment. The provisions of this Agreement are binding upon, and inure to the benefit of, Option Acquisition and the
Company and their respective successors and Persons acquiring New Options or New Shares by transfer under Section 7.3. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Option Acquisition and the Company any rights, remedies or obligations under or by reason of this Agreement. Except as specifically stated in Article 7 or Section 8.1, none of the rights or obligations of the Company or Option Acquisition hereunder may be assigned to any other Person under any circumstances.

          10.4 Entire Agreement; Amendment and Waiver. This Agreement (which includes the Exhibits and Annexes hereto, the Company Disclosure Statement and the Option Acquisition Disclosure Statement), and the other Transaction Agreements to which either Option Acquisition or any of its Affiliates or the Company is a party constitute the entire agreement between Option Acquisition and the Company with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, between Option Acquisition and the Company with respect to the subject matter hereof and thereof including, without limitation the Memorandum of Understanding dated as of April 10, 1997. This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by each of the parties hereto, and none of the Transaction Agreements to which the Company is a party may be amended, supplemented or otherwise modified except by an instrument in writing signed by the Company and each other party thereto, provided that any amendment, supplement or other modification of this Agreement or at any of such other Transaction Agreements which would adversely affect the rights of the Company or any benefit to the Company hereunder or thereunder

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shall require the approval of a majority of the Directors of the Company who are not elected by the Investor. No waiver by either party hereto of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by such party. Any waiver by either party hereto of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          10.5 Headings. The headings in this Agreement are for convenience only and are not to affect its meaning.

          10.6 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

          10.7 Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party does not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          10.8 Severability. In the event that any provision of this Agreement is deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions are not to be in any way be affected or impaired thereby.

          10.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and it is not necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          10.10 Communications Act. Nothing in this Agreement is intended or is to be construed to diminish or affect the control of the Company or any of its Subsidiaries over any FCC licenses held by the Company or such Subsidiary in any manner prohibited by the Communications Act or the rules and regulations issued by the FCC.

          10.11 Survival. Any claim for losses or damages resulting from or arising out of any inaccuracy or breach of any representation and warranty herein must be asserted in writing before July 28, 1999. All covenants and agreements, to the

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extent remaining to be performed after the Closing Date, survive the Closing
Date.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                 NEXTEL COMMUNICATIONS, INC.


                                 By:   /s/Steven M. Shindler
                                     Name: Steven M. Shindler
                                     Title: Vice President

                                 UNRESTRICTED SUBSIDIARY FUNDING COMPANY


                                 By:   /s/Steven M. Shindler
                                     Name: Steven M. Shindler
                                     Title: Vice President

                                  OPTION ACQUISITION, L.L.C.


                                  By:  /s/C. James Judson
                                      Name: C. James Judson
                                      Title: Vice President,
                                             COM Management, Inc., It's Manager



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EXHIBITS

Exhibit A                  Option Agreement (First New Option)

Exhibit B                  Option Agreement (Second New Option)

Exhibit C                  Registration Rights Agreement (Option Acquisition)

Exhibit D                  First Amendment to Registration Rights Agreement
                           (Digital Radio)

Exhibit E                  Individual Representation Letter

Exhibit F                  Letter from Other Owners of Option Acquisition



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                                                               EXHIBIT A


                              OPTION AGREEMENT
                             (First New Option)

                               by and between

                         Option Acquisition, L.L.C.

                                      and

                          Nextel Communications, Inc.

                          Dated as of           , 1997


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          THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR SUCH LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH
          REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND VOTING AS SET FORTH IN THE OPTION PURCHASE AGREEMENT, DATED AS OF JUNE 16, 1997, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. ANY REGISTRATION OF TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY WILL BE SUBJECT TO COMPLIANCE WITH SUCH RESTRICTIONS.


                                 OPTION AGREEMENT
                                (First New Option)

          This OPTION AGREEMENT (First New Option) (the "Option") is dated
               , 1997, by and between Nextel Communications, Inc., a Delaware corporation (the "Company") and Option Acquisition, L.L.C., a Washington limited liability company ("Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Option Purchase Agreement (as defined below).

                                RECITALS

          The Company, Buyer and Unrestricted Subsidiary Funding Company, a Delaware corporation and a wholly owned subsidiary of the Company ("USFC"), have entered into an Option Purchase

Agreement dated as of June 16, 1997 (the "Option Purchase Agreement") pursuant to which, among other things, the Buyer agreed to purchase from USFC certain options (the "Old Options") to acquire up to 25,000,000 shares of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock") and the Buyer and the Company agreed to exchange the Old Options for two options to purchase shares of Common Stock, on the terms set forth in the Option Purchase Agreement, this Option, and the Second New Option.

           An affiliate of Buyer, Digital Radio, L.L.C. ("Investor"), is a stockholder of the Company and holds an Option Agreement (First Tranche) issued by the Company to Investor on July 28, 1995 (the "Investor's First Option") to purchase Common Stock of the Company.

                                 AGREEMENT

          NOW, THEREFORE, for the consideration set forth in the Option Purchase Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company agrees with Buyer as follows:

          1. GRANT OF OPTION.

          1.1 Grant. The Company hereby grants to Buyer this Option, exercisable as provided herein in whole or in part at any time and from time to time during the period from (A) the date that Investor has paid the exercise price and exercised, in full, the Investor's First Option, through
(B) 6:00 p.m., local time in New York, New York, on July 28, 1998 (the "Exercise Period") to purchase an aggregate of up to Fifteen Million (15,000,000) shares of Common Stock (as such number may be adjusted pursuant to Section 2 hereof, the "Option Shares"), at an exercise price of $16.00 per share (as such price may be adjusted pursuant to Section 2 hereof, the "Exercise Price"). Buyer and its permitted successors and assigns are hereinafter referred to as "Holder."

          1.2 Shares To Be Issued; Reservation of Shares. The Company covenants and agrees that all Option Shares will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof, except as otherwise provided in the Option Purchase Agreement. The Company further

CLCORP01 Doc: 229672_4
covenants and agrees that it will from time to time take all actions required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this Option in full.

          2. ADJUSTMENTS TO OPTION RIGHTS.

          2.1 Stock Combinations. If the Company combines all of the outstanding Common Stock  proportionately  into a smaller number of shares, the Exercise Price per Option Share hereunder in effect immediately prior to such combination will be proportionately increased and the number of Option
Shares issuable to the Holder upon exercise of this Option will be proportionately decreased, as of the effective date of such combination.

          2.2 Reorganizations. If any of the following transactions (each, a "Special Transaction") becomes effective: (i) a capital reorganization or reclassification of the capital stock of the Company, (ii) a consolidation or merger of the Company with another entity or (iii) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of any such Special Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, at any time after the consummation of such transaction until the expiration of the Exercise Period, upon the basis and upon the terms and conditions specified herein, and in lieu of the Option Shares immediately theretofore issuable upon exercise of this Option for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Option Shares immediately theretofore issuable upon exercise in full of this Option had such Special Transaction not taken place (pro rated in the case of any partial exercises). In connection with any Special Transaction, appropriate provision will be made with respect to the rights and interests of the Holder to the end that the provisions of this Option (including without limitation provisions for adjustment of the Exercise

CLCORP01 Doc: 229672_4

Price and the number of Option Shares issuable upon the exercise of the Option), will thereafter be applicable, as nearly as may be, to any shares of stock, other securities, cash or other assets thereafter deliverable upon the exercise of this Option. The Company will not effect any Special Transaction unless prior to or simultaneously with the closing the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets assumes by a written instrument executed and mailed by certified mail or delivered to the Holder (which instrument shall be in form and substance reasonably satisfactory to Holder) at the address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to such Holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such Holder has rights to purchase.

          2.3 Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations, reclassifications or the like, the type and number of Option Shares issuable upon exercise of this Option, and the Exercise Price, as the case may be, will be adjusted appropriately, immediately upon such change. No such adjustment will be made on account of any dividend payable other than in stock of the Company.

          2.4 Notice. Whenever this Option, the Option Shares or the Exercise Price is to be adjusted as provided herein or a dividend or distribution
(in cash, stock or otherwise and including, without limitation, any liquidating distributions) is to be declared by the Company, or a Special Transaction is deemed by the Company to be substantially certain to occur (other than a Special Transaction in which the Company is the surviving entity and which would not require the execution of a written instrument pursuant to Section 2.2 above), the Company will forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage prepaid, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating in reasonable detail the facts requiring such adjustment and the calculation thereof, if applicable, and stating (if applicable):

CLCORP01 Doc: 229672_4

          (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this clause (A) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

          (B) the date on which a Special Transaction is expected to become effective, and the date as of which it is expected that holders of Common Stock of record are entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction.

          2.5 Fractional Interests. This Option may be exercised only for a whole number of shares of Common Stock, other than any fraction of a share of Common Stock which would result upon this Option being exercised in full; provided, however that the Company is not required to issue fractions of shares of Common Stock on the exercise in full of this Option. If any fraction of a share of Common Stock would, except for the provisions of this Section 2.5, be issuable upon the exercise in full of this Option, the Company may (in lieu of issuing such fractional share) either (A) purchase such fraction for an amount in cash equal to the current value of such fraction, computed (i) if the Common Stock is listed or admitted to unlisted trading privileges on the NASDAQ National Market System or any securities exchange, on the basis of the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise upon which such a sale shall have been effected (or, if the Common Stock shall be listed or admitted to unlisted trading privileges on more than one such exchange, on the basis of such price on the exchange designated from time to time for such purpose by the Board of Directors of the Company) or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges, on the basis of the last bid price, or if there is no reported last bid, the average of the bid prices, for the Common Stock on the last business day prior to the date of exercise, as reported by the National Association of

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Securities Dealers Automated Quotation System or any successor thereto, or, if such computations cannot be made as aforesaid, as the Board of Directors of the Company may in good faith determine or (B) issue a number of whole shares determined by rounding up to the nearest whole share.

          3.  EXERCISE.

          3.1 Exercise of Option. Subject to compliance with federal and state securities laws and to Section 1.1, the Holder may exercise this Option, in whole or in part, at any time during the Exercise Period by (i) surrendering this Option, with the form of exercise notice attached hereto as Exhibit "A" duly executed by Holder, and (ii) either electing cashless exercise under
Section 3.2 or making payment to the Company of the aggregate Exercise Price for the applicable Option Shares by wire transfer to an account designated by the Company. Upon any partial exercise of this Option, the Company, at its expense, will forthwith issue to the Holder for this option a replacement Option identical in all respects to this Option, except that the number of Option Shares shall be reduced accordingly.

          3.2 Cashless Exercise. Instead of making payment under Section 3.1(ii) this Option may be exercised on a net basis, such that, without an exchange of any funds, the Holder receives upon exercise the number of shares designated on the exercise notice less that number of shares of Common Stock having an aggregate value computed on the basis of the Average Market Price at the time of exercise equal to Exercise Price for the shares so designated. "Average Market Price" means the arithmetic average of the closing sales price for a share of Common Stock on the NASDAQ-NM for the 20 trading days immediately preceding the date on which the price is to be determined.

          3.3 Issuance of Option Shares. The Option Shares purchased will be issued to the Holder exercising this Option as of the close of business on the date on which all actions and payments required to be taken or made by Holder, pursuant to Section 3.1, have been taken or made. Certificates for the Option Shares so purchased will be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this Option is surrendered.

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          4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through reorganization, reclassification, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Option above the Exercise Price, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Option. In the event of actions, other than those specified herein, affecting adversely the rights of the Holder, the Board of Directors of the Company will make such adjustments as shall be equitable in the circumstances to preserve for Holder the benefits of this Option.

          5. RIGHTS OF HOLDER. Holder is not, solely by virtue of this Option and prior to the issuance of the Option Shares upon due exercise thereof, entitled to any rights of a stockholder in the Company.

          6. TRANSFERABILITY. Holder may sell, assign, transfer or otherwise dispose of this Option only in accordance with the terms of the Option
Purchase Agreement. Subject to compliance with federal and state securities laws and with the Option Purchase Agreement, if applicable, the Holder may sell, assign, transfer or otherwise dispose of any Option Shares acquired upon any exercise hereof at any time and from time to time.

          7. LEGEND ON OPTION SHARES. Certificates evidencing the Option Shares will bear the following legend: "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR SUCH LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH

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REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER." Such certificates will also be legended as appropriate to reflect any and all restrictions on transfer of such Option Shares that are contained in the Option Purchase Agreement.

          8.  MISCELLANEOUS.

          8.1 Amendments. The parties may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Option or changing in any manner the rights of either of the parties hereunder. No amendment, supplement or modification will be binding on either party unless made in writing and signed by a duly authorized representative of each party and effected in compliance with Section
9.4 of the Option Purchase Agreement, if applicable.

          8.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective must be in writing and, unless otherwise expressly provided herein, are deemed to have been duly given or made when delivered by hand or by courier, or by certified mail, or, when transmitted by facsimile and a confirmation of transmission printed by sender's facsimile machine. A copy of any notice given by facsimile also must be mailed, postage prepaid, to the addressee. Notices to the respective parties hereto must be addressed as follows:

                  (i)         If to the Company:

                              Nextel Communications, Inc.
                              1505 Farm Credit Drive
                              McLean, Virginia  22102
                              Attention: Thomas J. Sidman,
                                         Vice President and General Counsel
                              Telecopier:  (703) 394-3496

                              with a copy to:

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                              Jeanne M. Rickert, Esq.
                              Jones, Day, Reavis & Pogue
                              North Point
                              901 Lakeside Avenue
                              Cleveland, OH 44114
                              Telecopier:  (216) 579-0212

                  (ii)        If to the Buyer:

                              Option Acquisition, L.L.C.
                              2320 Carillon Point
                              Kirkland, WA 94104-2675
                              Attention: Dennis Weibling
                              Telecopier: (206) 828-8060

                              with a copy to:

                              C. James Judson, Esq.
                              Option Acquisition, L.L.C.
                              2320 Carillon Point
                              Kirkland, WA 94104-2675
                              Telecopier: (206) 828-8060

                              and

                              Jay D. Hull, Esq.
                              Davis Wright Tremaine LLP
                              1300 S. W. Fifth Avenue
                              Suite 2300
                              Portland, OR  96201
                              Telecopier:  (503) 778-5299


Any party may alter the address to which communications or copies are to be sent by giving notice of the change of address under this Section 8.2.

          8.3 Waiver By Consent. The Holder may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Holder may specify in such instrument, any of the requirements of this Option otherwise imposed on the Company.

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          8.4 No Implied Waiver; Rights Are Cumulative. The failure to exercise or the delay in exercising by either party of any right, remedy, power or privilege under this Option, will not operate as a waiver thereof. The single or partial exercise of any right, remedy, power or privilege under this Option will not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          8.5 Governing Law. This Option and rights and obligations of the parties hereunder are governed by, construed and interpreted in accordance with the laws of the State of Delaware applicable to agreements executed by residents of that state, and fully to be performed, in that state.

          8.6 Severability. If any provision of this Option is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but is to be deemed separable from and is not to invalidate any other provision of this Option.

          8.7 Captions. Captions to the various paragraphs of this Agreement are provided for convenience only and are not to be used to construe the provisions of this Option.

          8.8 Entire Agreement. This Option, the Second New Option, and the Option Purchase Agreement constitute the entire understanding of the parties with respect to the subject matter of the Option and supersedes all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by Buyer and the Company.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              OPTION ACQUISITION, L.L.C.


                               By:
                                  Name:
                                  Title:



                               NEXTEL COMMUNICATIONS, INC.


                               By:
                               Name:
                               Title:

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                               EXHIBIT "A"

                  [To be signed only upon exercise of Option]

To Nextel Communications, Inc.:

                  The undersigned, the Holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option
for, and to purchase thereunder,                 shares of the Class A
Common Stock of Nextel Communications, Inc. and herewith makes payment of
$                      thereof or, and requests that the certificates for such
shares be issued in the name of, and be delivered to,                   whose
address is                            .


Dated:





                               (Signature must conform in all
                               respects to name of Holder as specified on the face of the Option)




                                Address


CLCORP0 Doc: 229672_4

                                                               EXHIBIT B


                               OPTION AGREEMENT
                              (Second New Option)

                                by and between

                          Option Acquisition, L.L.C.

                                      and

                          Nextel Communications, Inc.

                       Dated as of               , 1997


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          THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR SUCH LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND VOTING AS SET FORTH IN THE OPTION PURCHASE AGREEMENT, DATED AS OF JUNE 16, 1997, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. ANY REGISTRATION OF TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY WILL BE SUBJECT TO COMPLIANCE WITH SUCH RESTRICTIONS.

                                   OPRION AGREEMENT
                                  (Second New Option)


          This OPTION AGREEMENT (Second New Option) (the "Option") is dated
              , 1997, by and between Nextel Communications, Inc., a Delaware corporation (the "Company") and Option Acquisition, L.L.C., a Washington limited liability company ("Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Option Purchase Agreement (as defined below).

                                       RECITALS

          The Company, Buyer and Unrestricted Subsidiary Funding Company, a Delaware corporation and a wholly owned subsidiary of the Company ("USFC"), have entered into an Option Purchase Agreement dated as of June 16, 1997 (the "Option Purchase Agreement") pursuant to which, among other things, the Buyer agreed to purchase from USFC certain options (the "Old Options")

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to acquire up to 25,000,000 shares of the Company's Class A Common Stock, par value $.001 per share (the "Common Stock") and the Buyer and the Company agreed to exchange the Old Options for two options to purchase shares of Common Stock, on the terms set forth in the Option Purchase Agreement, this Option, and the First New Option.

          An affiliate of Buyer, Digital Radio, L.L.C. ("Investor"), is a stockholder of the Company and holds an Option Agreement (First Tranche) issued by the Company to Investor on July 28, 1995 (the "Investor's First Option") to purchase Common Stock of the Company.

                                AGREEMENT

          NOW, THEREFORE, for the consideration set forth in the Option Purchase Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Company agrees with Buyer as follows:

          1.  GRANT OF OPTION.

          1.1 Grant. The Company hereby grants to Buyer this Option, exercisable as provided herein in whole or in part at any time and from time to time during the period from (A) the date that Investor has paid the exercise price and exercised in full the Investor's First Option, through
(B) 6:00 p.m., local time in New York, New York, on July 28, 1998 (the "Exercise Period") to purchase an aggregate of up to Ten Million (10,000,000) shares of Common Stock (as such number may be adjusted pursuant to Section 2 hereof, the "Option Shares"), at an exercise price of $18.00 per share (as such price may be adjusted pursuant to Section 2 hereof, the "Exercise Price"). Buyer and its permitted successors and assigns are hereinafter referred to as "Holder."

          1.2 Shares To Be Issued; Reservation of Shares. The Company covenants and agrees that all Option Shares will, upon issuance, be duly authorized, validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof, except as otherwise

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provided in the Option Purchase Agreement. The Company further covenants and agrees that it will from time to time take all actions required to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved sufficient shares of Common Stock to provide for the exercise of this Option in full.

          2. ADJUSTMENTS TO OPTION RIGHTS.

          2.1 Stock Combinations. If the Company combines all of the outstanding Common Stock proportionately into a smaller number of shares, the Exercise Price per Option Share hereunder in effect immediately prior to such combination will be proportionately increased and the number of Option Shares issuable to the Holder upon exercise of this Option will be proportionately decreased, as of the effective date of such combination.

          2.2 Reorganizations. If any of the following transactions (each, a "Special Transaction") becomes effective: (i) a capital reorganization or reclassification of the capital stock of the Company, (ii) a consolidation or merger of the Company with another entity or (iii) a sale or conveyance of all or substantially all of the Company's assets, then, as a condition of any such Special Transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, at any time after the consummation of such transaction until the expiration of the Exercise Period, upon the basis and upon the terms and conditions specified herein, and in lieu of the Option Shares immediately theretofore issuable upon exercise of this Option for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of Option Shares immediately theretofore issuable upon exercise in full of this Option had such Special Transaction not

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taken place (pro rated in the case of any partial exercises). In connection with any Special Transaction, appropriate provision will be made with respect to the rights and interests of the Holder to the end that the provisions of this Option (including without limitation provisions for adjustment of the Exercise Price and the number of Option Shares issuable upon the exercise of the Option), will thereafter be applicable, as nearly as may be, to any shares of stock, other securities, cash or other assets thereafter deliverable upon the exercise of this Option. The Company will not effect any Special Transaction unless prior to or simultaneously with the closing the successor entity (if other than the Company), if any, resulting from such consolidation or merger or the entity acquiring such assets assumes by a written instrument executed and mailed by certified mail or delivered to the Holder (which instrument shall be in form and substance reasonably satisfactory to Holder) at the address of the Holder appearing on the books of the Company, the obligation of the Company or such successor corporation to deliver to such Holder such shares of stock, securities, cash or other assets as, in accordance with the foregoing provisions, such Holder has rights to purchase.

          2.3 Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, stock splits, recapitalizations, reclassifications or the like, the type and number of Option Shares issuable upon exercise of this Option, and the Exercise Price, as the case may be, will be adjusted appropriately, immediately upon such change. No such adjustment will be made on account of any dividend payable other than in stock of the Company.

          2.4 Notice. Whenever this Option, the Option Shares or the Exercise Price is to be adjusted as provided herein or a dividend or distribution
(in cash, stock or otherwise and including, without limitation, any liquidating distributions) is to be declared by the Company, or a Special Transaction is deemed by the Company to be substantially certain to occur (other than a Special Transaction in which the Company is the surviving entity and which would not require the execution of a written instrument pursuant to Section 2.2 above), the Company will forthwith cause to be sent to the Holder at the last address of the Holder shown on the books of the Company, by first-class mail, postage

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prepaid, at least ten (10) days prior to the record date specified in (A) below or at least twenty (20) days before the date specified in (B) below, a notice stating in reasonable detail the facts requiring such adjustment and the calculation thereof, if applicable, and stating (if applicable):

          (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined (provided, that in the event the Company institutes a policy of declaring cash dividends on a periodic basis, the Company need only provide the relevant information called for in this clause (A) with respect to the first cash dividend payment to be made pursuant to such policy and thereafter provide only notice of any changes in the amount or the frequency of any subsequent dividend payments), or

          (B) the date on which a Special Transaction is expected to become effective, and the date as of which it is expected that holders of Common
Stock of record are entitled to exchange their shares of Common Stock for securities or other property deliverable upon consummation of the Special Transaction.

          2.5 Fractional Interests. This Option may be exercised only for a whole number of shares of Common Stock, other than any fraction of a share of Common Stock which would result upon this Option being exercised in full; provided, however that the Company is not required to issue fractions of shares of Common Stock on the exercise in full of this Option. If any fraction of a share of Common Stock would, except for the provisions of this Section 2.5, be issuable upon the exercise in full of this Option, the Company may (in lieu of issuing such fractional share) either (A) purchase such fraction for an amount in cash equal to the current value of such fraction, computed (i) if the Common Stock is listed or admitted to unlisted trading privileges on the NASDAQ National Market System or any securities exchange, on the basis of the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise upon which such a sale shall have been effected (or, if the Common Stock shall be listed or admitted to

CLCORP01 Doc:229875_4
     unlisted trading privileges on more than one such exchange, on the basis of such price on the exchange designated from time to time for such purpose by the Board of Directors of the Company) or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges, on the basis of the last bid price, or if there is no reported last bid, the average of the bid prices, for the Common Stock on the last business day prior to the date of exercise, as reported by the National Association of Securities Dealers Automated Quotation System or any successor thereto, or, if such computations cannot be made as aforesaid, as the Board of Directors of the Company may in good faith determine or (B) issue a number of whole shares determined by rounding up to the nearest whole share.

          3.  EXERCISE.

          3.1 Exercise of Option. Subject to compliance with federal and state securities laws and to Section 1.1, the Holder may exercise this Option, in whole or in part, at any time during the Exercise Period by (i) surrendering this Option, with the form of exercise notice attached hereto as Exhibit "A" duly executed by Holder, and (ii) either electing cashless exercise under
Section 3.2 or making payment to the Company of the aggregate Exercise Price for the applicable Option Shares by wire transfer to an account designated by the Company. Upon any partial exercise of this Option, the Company, at its expense, will forthwith issue to the Holder for this option a replacement Option identical in all respects to this Option, except that the number of Option Shares shall be reduced accordingly.

          3.2 Cashless Exercise. Instead of making payment under Section 3.1(ii) this Option may be exercised on a net basis, such that, without an exchange of any funds, the Holder receives upon exercise the number of shares designated on the exercise notice less that number of shares of Common Stock having an aggregate value computed on the basis of the Average Market Price at the time of exercise equal to the Exercise Price for the shares so designated. "Average Market Price" means the arithmetic average of the closing sales price for a share of Common Stock on the NASDAQ-NM for the 20 trading days immediately preceding the date on which the price is to be determined.

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          3.3 Issuance of Option Shares. The Option Shares purchased will be issued to the Holder exercising this Option as of the close of business on the date on which all actions and payments required to be taken or made by Holder, pursuant to Section 3.1, have been taken or made. Certificates for the Option Shares so purchased will be delivered to the Holder within a reasonable time, not exceeding ten (10) days after this Option is surrendered.

          4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through reorganization, reclassification, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Option above the Exercise
Price, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Option. In the event of actions, other than those specified herein, affecting adversely the rights of the Holder, the Board of Directors of the Company will make such adjustments as shall be equitable in the circumstances to preserve for Holder the benefits of this Option.

          5. RIGHTS OF HOLDER. Holder is not, solely by virtue of this Option and prior to the issuance of the Option Shares upon due exercise thereof, entitled to any rights of a stockholder in the Company.

          6. TRANSFERABILITY. Holder may sell, assign, transfer or otherwise dispose of this Option only in accordance with the terms of the Option Purchase Agreement. Subject to compliance with federal and state securities laws and with the Option Purchase Agreement, if applicable, the Holder may sell, assign, transfer or otherwise dispose of any Option Shares acquired upon any exercise hereof at any time and from time to time.

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          7. LEGEND ON OPTION SHARES.  Certificates evidencing the Option
Shares will bear the following legend: "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR SUCH LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR SUCH LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER." Such certificates will also be legended as appropriate to reflect any and all restrictions on transfer of such Option Shares that are contained in the Option Purchase Agreement.

          8. MISCELLANEOUS.

          8.1 Amendments. The parties may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Option or changing in any manner the rights of either of the parties hereunder. No amendment, supplement or modification will be binding on either party unless made in writing and signed by a duly authorized representative of each party and effected in compliance with
Section 9.4 of the Option Purchase Agreement, if applicable.

          8.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective must be in writing and, unless otherwise expressly provided herein, are deemed to have been duly given or made when delivered by hand or by courier, or by certified mail, or, when transmitted by facsimile and a confirmation of transmission printed by sender's facsimile machine. A copy of any notice given by facsimile also must be mailed, postage prepaid, to the addressee. Notices to the respective parties hereto must be addressed as follows:

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                  (i)         If to the Company:

                              Nextel Communications, Inc.
                              1505 Farm Credit Drive
                              McLean, Virginia  22102
                              Attention: Thomas J. Sidman,
                                         Vice President and General Counsel
                              Telecopier:  (703) 394-3496

                              with a copy to:

                              Jeanne M. Rickert, Esq.
                              Jones, Day, Reavis & Pogue
                              North Point
                              901 Lakeside Avenue
                              Cleveland, OH 44114
                              Telecopier:  (216) 579-0212

                  (ii)        If to the Buyer:

                              Option Acquisition, L.L.C.
                              2320 Carillon Point
                              Kirkland, WA 94104-2675
                              Attention: Dennis Weibling
                              Telecopier: (201) 828-8060

                              with a copy to:

                              C. James Judson, Esq.
                              Option Acquisition, L.L.C.
                              2320 Carillon Point
                              Kirkland, WA 94104-2675
                              Telecopier: (206) 828-8060

                              and

                              Jay D. Hull, Esq.
                              Davis Wright  Tremaine LLP
                              1300 S. W. Fifth Avenue
                              Suite 2300
                              Portland, OR  96201
                              Telecopier:  (503) 778-5299

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Any party may alter the address to which communications or copies are to be sent by giving notice of the change of address under this Section 8.2.

          8.3 Waiver By Consent. The Holder may execute and deliver to the Company a written instrument waiving, on such terms and conditions as the Holder may specify in such instrument, any of the requirements of this Option otherwise imposed on the Company.

          8.4 No Implied Waiver; Rights Are Cumulative. The failure to exercise or the delay in exercising by either party of any right, remedy, power or privilege under this Option, will not operate as a waiver thereof. The single or partial exercise of any right, remedy, power or privilege under this Option will not preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          8.5 Governing Law. This Option and rights and obligations of the parties hereunder are governed by, construed and interpreted in accordance with the laws of the State of Delaware applicable to agreements executed by residents of that state, and fully to be performed, in that state.

          8.6 Severability. If any provision of this Option is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but is to be deemed separable from and is not to invalidate any other provision of this Option.

          8.7 Captions. Captions to the various paragraphs of this Agreement are provided for convenience only and are not to be used to construe the provisions of this Option.

          8.8 Entire Agreement. This Option, the First New Option, and the Option Purchase Agreement constitute the entire understanding of the parties with respect to the subject matter of the Option and supersedes all prior discussions, agreements and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by Buyer and the Company.

CLCORP01 Doc:229875_4

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                  OPTION ACQUISITION, L.L.C.


                                  By:
                                      Name:
                                      Title:


                                   NEXTEL COMMUNICATIONS, INC.


                                   By:
                                       Name:
                                       Title:

CLCORP01 Doc:229875_4

                            EXHIBIT "A"


                  [To be signed only upon exercise of Option]

To Nextel Communications, Inc.:

          The undersigned, the Holder of the within Option, hereby irrevocably elects to exercise the purchase right represented by such Option for, and to
purchase thereunder,                   shares of the Class A Common Stock of
Nextel Communications, Inc. and herewith makes payment of $             thereof
or, and requests that the certificates for such shares be issued in the name
of, and be delivered to,                whose address is
                                 .


Dated:


                                   (Signature must conform in all respects to name of Holder as specified on the face of the Option)




                                    Address

                                                            Exhibit C

                       REGISTRATION RIGHTS AGREEMENT
                            (Option Acquisition)

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into
             , 1997 by and among Nextel Communications, Inc., a Delaware corporation (the "Issuer"), and Option Acquisition, L.L.C., a Washington limited liability company ("Option Acquisition"). Capitalized terms that are used but not otherwise defined herein are defined in Section 1.1.

                                     RECITALS

          A. Pursuant to an Option Purchase Agreement dated June 16, 1997, Option Acquisition is acquiring from Issuer two options (the "New Options") that entitle the holder to acquire shares of Class A Common Stock, par value $.001 per share, of the Issuer (the "New Shares").

          B. The Issuer has agreed to provide certain registration rights to Option Acquisition and to not more than two assignees of Option Acquisition holding at least 3 million New Shares.

          C. The Issuer and Option Acquisition are entering into this Agreement to set forth the terms and conditions applicable to the grant and exercise of such registration rights.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

                                  Article 1

                                 DEFINITIONS

          As used in this Agreement, the following terms have the following meanings:

          (i) "Affiliate" means, as to any Person, another Person that directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with, such Person. For the purposes of this definition, "Control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; the terms "Controlling" and "Controlled" have meanings correlative to the foregoing; provided, that the Issuer and Option Acquisition shall not be deemed to be direct or indirect Affiliates of each other.

          (ii) "Cutback Registration" means any registration in which the managing underwriter advises the Issuer that marketing

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factors require a limitation of the number of Issuer Common Shares to be underwritten in such registration.

          (iii) "Electing Holder" means any holder of Issuer Common Shares
     other  than  holders  of  Registrable  New  Shares  (in  their   respective
capacities as such), who has the right to request inclusion of Issuer Common Shares held by such holder in a registration.

          (iv) "Issuer Common Shares" means shares of Issuer's Class A Common Stock, par value $.001 per share.

          (v) "Person" means a corporation, association, joint venture, partnership, limited liability company, trust, business, individual, government or political subdivision thereof, or any governmental agency.

          (vi) "Piggyback Registration" means any registration which is not a Requested Registration (other than a registration on Form S-4 or Form S-8).

          (vii) "Qualified Holder" means Option Acquisition and not more than two assignees of Option Acquisition each of whom (1) at some point in time held (or then holds) or, upon the exercise of all New Options held by such holder, would hold, at least 3 million New Shares, (2) is not an Affiliate of Option Acquisition, (3) was designated as a qualified holder by Option Acquisition, and (4) agreed in writing to be bound by this

CLCORP01 Doc: 230115_4                  3

Agreement; provided that a person ceases to be a Qualified Holder (and all its rights hereunder will automatically terminate) if (i) such person has held its New Shares so that the holding period under Rule 144 of the Securities Act applicable to such holder has been satisfied; and (ii) the number of New Shares held by such person is less than 1% of the outstanding Issuer Common Shares.

          (viii) "Register", "registered" and "registration" refer to a registration of Issuer Common Shares effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended ("the Securities Act") and the declaration or ordering of the effectiveness of such registration statement.

          (ix) "Registrable Securities" means New Shares held by a Qualified Holder, but does not include (1) any other Issuer Common Shares or other securities of the Issuer which may now or hereafter be held or acquired by any Qualified Holder, (2) New Shares that have been registered or sold pursuant to Rule 144 promulgated by the Securities and Exchange Commission (or any similar rule then in force), or (3) New Shares that have been exchanged, substituted or replaced by securities which have been registered under the Securities Act.
If the number of

CLCORP01 Doc: 230115_4                  4

Registrable Securities held by a Qualified Holder, or the Registrable Securities that a Qualified Holder seeks to include in a registration could be sold by such Holder over a period of 90 days under Rule 144 (or any similar rule then in force) such New Shares shall not be Registrable Securities.

          (x) "Requested Registration" means a registration requested by Qualified Holders pursuant ction 2.2.

                                Article 2
                           REGISTRATION PROVISIONS

          2.1 Piggyback Registration. If at any time, and from time to time, the Issuer proposes to effect a Piggyback Registration for its account or for the account of a security holder or holders, the Issuer shall:

          (a) promptly give to each Qualified Holder written notice thereof;
and

          (b) include in such registration, and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within 15 days after receipt of such written notice from the Issuer, by any Qualified Holder; provided that if such registration is a Cutback Registration, then (i) if such registration is a primary registration on behalf of the Issuer, the Issuer shall register in such registration

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(A) first, the Issuer Common Shares the Issuer proposes to sell in such registration, and (B) second, the Registrable Securities held by each Qualified Holder and the Issuer Common Shares held by the Electing Holders,

               (1) if such Registrable Securities and/or Issuer Common Shares are sought to be included in such registration pursuant to contractual registration rights in existence on July 28, 1995, in accordance with the respective contractual rights of the holders of such Registrable Securities and/or Issuer Common Shares, and

               (2) in all other cases, on a pro rata basis, based upon the number of Issuer Common Shares the Qualified Holder and any Electing Holders originally sought to include in such registration, and

(ii) if such registration is a Piggyback Registration which is solely a secondary registration on behalf of holders of Issuer Common Shares, the Issuer shall register in such registration (A) first, the Issuer Common Shares proposed to be sold by the holders of Issuer Common Shares requesting such registration (the "Demanding Holders"), and (B) second, the Registrable Securities

CLCORP01 Doc: 230115_4                  6
held by each Qualified Holder and the Issuer Common Shares held by the Electing Holders, other than the Demanding Holders,

               (1) if such Registrable Securities and/or Issuer Common Shares are sought to be included in such registration pursuant to contractual registration rights in existence on July 28, 1995, in accordance with the respective contractual rights of the holders of such Registrable Securities and/or Issuer Common Shares, and

               (2) in all other cases, on a pro rata basis, based upon the number of Issuer Common Shares each Qualified Holder and such Electing Holders originally sought to include in such registration.

          2.2 Requested Registration.

          (a) Request for Registration. If after January 1, 1999, the Issuer shall receive a written request from any Qualified Holder(s) that the
Issuer effect any registration with respect to all or a part of the Registrable Securities owned by such holder(s), the Issuer shall promptly give notice of such request to each other Qualified Holder. Subject to Section 2.9, the Issuer shall thereupon promptly use its best efforts diligently to effect such Requested Registration and related

CLCORP01 Doc: 230115_4                  7
qualifications  and  compliances   (including,   without  limitation,   the
execution of an undertaking to file post-effective amendments) as may be requested by the Qualified Holder who made the original request and by the Qualified Holders who make written request to the Issuer within 20 days after the giving of the aforesaid notice by the Issuer ("Requesting Holders") and as would permit or facilitate the sale and distribution of the Registrable Securities as are specified in any such request; provided that the Issuer is not obligated to take any action to effect a Requested Registration or any related qualification or compliance pursuant to this Section 2.2:

               (i) if, within 60 days after receipt of the initial request pursuant to this Section 2.2, the Issuer elects to include in such registration Issuer Common Shares for its own account, whereupon the Issuer shall notify each Requesting Holder that it has elected to effect a Piggyback Registration and shall thereafter diligently proceed to do so, including therein the Registrable Securities as to which notice was given by the Requesting Holders pursuant to this Section 2.2 but subject to the limitations set forth in Section 2.1;

CLCORP01 Doc: 230115_4                  8

               (ii) if the Requesting Holders do not request to include in such registration, in the aggregate, at least 3 million Registrable Securities; or

               (iii) if the Issuer has effected two Requested Registrations on behalf of Qualified Holder(s), which Requested Registrations have been declared or ordered effective and which effectiveness has not been suspended or stopped by any governmental or judicial authority.

          If the Requested Registration is a Cutback Registration, the Issuer shall register in such registration (1) first, the Registrable Securities which any Requesting Holder seeks to include in such registration, on a pro rata basis based upon the number of such Issuer Common Shares each Requesting Holder seeks to include in such registration and (2) second, the Issuer Common Shares held by each Electing Holder, (i) if such Issuer Common Shares are sought to be included in such registration pursuant to contractual obligations of the Issuer in existence on July 28, 1995, in accordance with the respective contractual rights of the holder of such Issuer Common Shares, and (ii) in all other cases, on a pro rata basis based upon the number of shares each Electing Holder seeks to include in such registration.

CLCORP01 Doc: 230115_4                  9

          (b) Underwriting. If the Requesting Holders intend to distribute the Registrable Securities covered by such request by means of an underwriting, such Requesting Holders shall so advise the Issuer as a part of the request made pursuant to this Section 2.2 and, in such event, the Requesting Holders shall select an underwriter of their choice, which choice shall be subject to the approval of the Board of Directors of the Issuer, and which approval shall not be unreasonably withheld. The Issuer and such Requesting Holders shall negotiate in good faith and enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. If a Requesting Holder disapproves of the terms of the underwriting, such Requesting Holder may elect to withdraw therefrom by written notice to the Issuer and the managing underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of shares being registered, to the extent permitted by the managing underwriter, in the proportion which the number of shares of Registrable Securities being registered by such Requesting Holder bears to the total number of shares being registered by all such remaining Requesting Holders.

CLCORP01 Doc: 230115_4                  10

          2.3 Expenses of Registration. Except as otherwise provided herein, all expenses incurred by the Issuer in connection with any registration , qualification, or compliance pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Issuer and the holders of Registrable Securities, and the expenses of any audits required by such registration, shall be borne by the Issuer. However, (a) the Issuer shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities and (b) the Issuer shall not be obligated to pay the fees and disbursements of more than one legal counsel to the Requesting Holders.

          2.4 Registration Procedures. (a) In the case of each registration effected by the Issuer pursuant to this Article 2, the Issuer shall keep each holder of Registrable Securities included in such registration advised in writing as to the initiation, progress, and effective date of each registration, qualification and compliance, and, at its expense to the extent provided in
Section 2.3, the Issuer will:

          (i) subject to Section 2.4(b) below, keep each registration effective for a period of 90 days (plus any number of

CLCORP01 Doc: 230115_4                 11
     days that the Qualified Holders are unable to use a prospectus pursuant to
     Section 2.4(b) below) or until each such holder shall have completed the distribution described in the registration statement relating thereto, whichever first occurs (the "Registration Period"); and

          (ii) furnish such number of prospectuses (including preliminary prospectuses) and other documents filed with the Securities and Exchange Commission (the "Commission") as part of the registration statement as such holders from time to time may request.

          (b) If, within the Registration Period, there occurs any development or any event which makes any statement in the registration statement or any post-effective amendment thereto, or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or prospectus or amendment or supplement thereto, so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they

CLCORP01 Doc: 230115_4                  12
were made) not misleading, the Issuer shall immediately notify each Qualified Holder included in such registration of the occurrence thereof and, as soon as reasonably practicable, prepare and furnish to each such holder, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Qualified Holder agrees that, upon receipt of any notice from the Issuer pursuant to this Section 2.4(b), such holder shall forthwith discontinue disposition of Registrable Securities until it shall have received copies of such amended or supplemented prospectus, and, if so directed by the Issuer, shall deliver to the Issuer all copies, other than permanent file copies, then in its possession of the prospectus covering Registrable Securities at the time of receipt of such notice.

          (c) Each Qualified Holder participating in any Cutback Registration shall, as among all holders of Registrable Securities, be entitled to exercise its rights hereunder pro rata

CLCORP01 Doc: 230115_4                  13
according to the number of shares of Registrable Securities held by such Qualified Holder and any Electing Holders.

          (d) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Issuer will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 2.5 hereof and an opinion of counsel for the Issuer dated the date of the closing under the underwriting agreement, and providing that the Issuer shall use its best efforts to furnish a "cold comfort" letter signed by the independent public accountants who have audited the Issuer's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of Issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and

CLCORP01 Doc: 230115_4                  14
such other matters as the underwriters reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements. The holders of Registrable Securities on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement.

          (e) In connection with the preparation and filing of each
registration   statement  registering   Registrable  Securities  under  the
Securities Act, the Issuer will give the underwriters, if any, and their counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Issuer with its officers and the independent public accountants who have certified the Issuer's financial statements as shall be necessary, in the opinion of such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          2.5 Indemnification. (a) With respect to any registration which has been effected pursuant to this Article 2, the Issuer shall indemnify each Qualified Holder whose securities are included therein, each such holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities

CLCORP01 Doc: 230115_4                  15
sold by such a holder, each other Person who participates in the offering of such holder's securities, and each Person who controls (within the meaning of the Securities Act) any such holder, underwriter, or participating Person from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:

               (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement) incident to any such registration effected pursuant to this
               Article 2,

               (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

               (iii) any violation by the Issuer of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer, or any blue sky or state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer, in each case relating to action or inaction required of the Issuer in connection with any such registration, and will

CLCORP01 Doc: 230115_4                  16
     reimburse each such Person entitled to indemnity hereunder for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that, the foregoing indemnity and reimbursement obligation is not applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such a holder or by or on behalf of such an underwriter specifically for use in such prospectus, offering circular or other document; and further provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 2.5(a) will not inure to the benefit of any underwriter to the extent that any such losses, claims, damages or liabilities of such underwriter result from the fact that there was not sent or given to any person who purchased Registrable Securities in connection with such registration, at or prior to the written confirmation of the sale of Registrable Securities to such person, a copy of the prospectus relating to such registration, as then amended or

CLCORP01 Doc: 230115_4                  17
supplemented (exclusive of material incorporated by reference), if the Issuer had previously furnished copies thereof to such underwriter.

          (b) Each holder of Registrable Securities which are included in such registration, qualification or compliance shall indemnify the Issuer, its directors and officers, each underwriter (as defined in the Securities Act) of the securities of such holder, each other person who participates in the offering of such holder's securities and each Person who controls (within the meaning of the Securities Act) the Issuer or any such underwriter or participating Person from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:

               (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement) incident to any such registration effected pursuant to this
               Article 2,

               (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

CLCORP01 Doc: 230115_4                  18

               (iii)any violation by such holder of the Securities Act or any rule or regulation promulgated thereunder applicable to such holder, or of any blue sky or other state securities law or any rule or regulation promulgated thereunder applicable to such holder, in each case, relating to action or inaction required of such holder in connection with any registration, qualification or compliance, and will reimburse each such Person entitled to indemnity hereunder for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, expense, liability or action, but in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such holder specifically for use therein; and further provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section 2.5(b) will not inure to the benefit of any underwriter to the extent that any such losses, claims, damages or liabilities of such underwriter result from the fact

CLCORP01 Doc: 230115_4                  19
that there was not sent or given to any person who purchased Registrable Securities in connection with such registration, at or prior to the written confirmation of the sale of Registrable Securities to such person, a copy of the prospectus relating to such registration, as then amended or supplemented (exclusive of material incorporated by reference), if the Issuer had previously furnished copies thereof to such underwriter.

          (c) Each party entitled to indemnification under this Section 2.5 (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that

               (i) counsel for the Indemnifying Party who shall conduct the defense of any such claim or any litigation shall be approved by the Indemnified Party,

               (ii) the Indemnified Party may participate in such defense at the Indemnified Party's expense (provided that the Indemnified Party or Indemnified Parties have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or

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     Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the fees and expenses of such one counsel will be paid by the Indemnifying Party), and

               (iii) failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Section 2.5.

No Indemnifying Party, in the defense of any such claim or litigation, will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (which judgment or settlement would be adverse to and binding upon such Indemnified Party) of any claim for which such Indemnified Party may seek indemnification hereunder; provided that, as to each Indemnified Party withholding such consent, the maximum amount of the losses, damages or liabilities in respect of which such Indemnified Party may seek indemnification hereunder with respect to such claim is limited to the amount which the Indemnifying Party would have paid to or on behalf of such Indemnified Party had such Indemnified Party consented to such judgment or settlement.

CLCORP01 Doc: 230115_4                  21

          (d) If the indemnification provided for in this Section 2.5 is for any reason unavailable to an Indemnified Party in respect to any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each Indemnifying Party will, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault will be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any Indemnified Party's stock ownership in the Issuer. In no event, however, will a holder of Registrable

CLCORP01 Doc: 230115_4                  22

Securities be required to contribute in excess of the amount of the net proceeds received by such holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph includes, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)) is entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          2.6 Information by Holders. If Registrable Securities owned by a Qualified Holder are included in any registration, such holder will furnish to the Issuer such information regarding itself and the distribution proposed by such holder as the Issuer may reasonably request and as is required in connection with any registration, qualification or compliance referred to in this Article 2.

          2.7 Rule 144 Reporting. With a view to making available to each Qualified Holder the benefits of certain rules

CLCORP01 Doc: 230115_4                  23
and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Issuer agrees that so long as a holder owns any Registrable Securities, the Issuer shall, (a) make and keep available public information, as those terms are contemplated by Rule 144 under the Securities Act; (b) timely file with the Commission all reports and other documents required to be filed under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"); and (c) furnish to each holder forthwith upon request a written statement by the Issuer as to its compliance with the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Issuer, and such other information as such holder may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

          2.8 Future Registration Rights. (a) The Issuer will not hereafter agree with the holders of any securities issued or to be issued by the Issuer to register such securities under the Securities Act unless such agreement specifically provides that (i) such holder of securities may not participate in any Piggyback Registration except as provided in Section 2.1, (ii)

CLCORP01 Doc: 230115_4                  24
the holder of such securities may not participate in any Requested Registration except as provided in Section 2.2, (iii) unless in the opinion of the managing underwriter or underwriters, if any, of any Piggyback Registration or Requested Registration the public offering or sale of such other securities would not interfere with the successful public offering and sale of Registrable Securities requested to be included in such Piggyback Registration or Requested Registration, such other securities will not be included in a registration statement in which such shares of Registrable Securities are so included, and
(iv) such securities may not be publicly offered or sold for a period of at least ninety (90) days after the date upon which such registration statement becomes effective. This Section 2.8 is not violated by the future grants of registration rights provided such rights are subject to the foregoing restrictions and are exercisable on a pro rata basis with all other holders of such rights, and the Issuer is not be required to obtain the consent of any party hereto with respect to such future grants.

          (b) From and after the date hereof, the Issuer shall not enter into any agreement with any holder or prospective holder of any securities of the Issuer providing for the granting to such holder of registration rights (including demand

CLCORP01 Doc: 230115_4                  25
registration rights which, by their terms, do not permit the inclusion of shares of parties other than the holders of such demand registration rights) that entitle such holder to priority over a Qualified Holder with respect to registration of the securities of the Issuer.

          2.9  Permitted Interruption.  Notwithstanding any provision of this
Article  2,  the  Issuer  shall  not  be  required  to  prepare  or  file a registration statement, amendment or post-effective amendment thereto or prospectus supplement or to supplement or amend any registration statement or otherwise facilitate the resale of Registrable Securities, and the Issuer shall be free to take or omit to take any other action that would result in the impracticality of any such filing, supplement or amendment, if such filing, supplement or amendment (and any required disclosure therein), in the good faith and reasonable judgment of the Issuer, would jeopardize the completion of a material investment in the Issuer, or any acquisition, divestiture or other similar transaction that the Issuer is at such time in negotiations therefor, so long as the Issuer shall, as promptly as practicable after the conclusion of such negotiations, make such filing, supplement or amendment and so long as the Issuer shall, as promptly as practicable thereafter, comply with the requirements

CLCORP01 Doc: 230115_4                  26
of this Article 2, if applicable (any period described in this Section 2.9 during which the Company is not required to make such filing, amendment or supplement being herein a "Permitted Interruption"). If a Qualified Holder has requested registration of New Shares in a Requested Registration, Piggyback Registration or Cutback Registration and a Permitted Interruption affects that registration, the Issuer agrees to notify each of the Holders so affected by a Permitted Interruption upon each of the commencement and termination of each Permitted Interruption. The Issuer shall not be required in the notice of a Permitted Interruption to disclose the cause for such Permitted Interruption. The Permitted Interruption terminates upon the termination of such negotiations or the public disclosure thereof.

                                   Article 3

                                 MISCELLANEOUS

          3.1 Notices. Except as otherwise specifically provided in this Agreement, all communications hereunder shall be sent in the manner and to the addresses set forth in Section 11.1 of the Option Purchase Agreement and, as to any Qualified Holder, to an address provided to Issuer by such Holder for purposes of notices hereunder.

CLCORP01 Doc: 230115_4                  27

          3.2 Non-Waiver of Remedies and Actions By Holders. No course of dealing between the Issuer and any Qualified Holder or any delay on the part of such holder in exercising any rights available to such holder operates as a waiver of any right of such holder, except to the extent expressly waived in writing by such holder.

          3.3 Headings. The headings in this Agreement are for purposes of reference only and are not to be considered in construing this Agreement.

          3.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered constitutes an original and all together shall constitute one Agreement.

          3.5 Successors and Assigns. This Agreement binds and inures to the benefit of the successors of any Qualified Holders and the Issuer. Except for Option Acquisition's right to designate up to two other Qualified Holders as expressly provided herein, no Qualified Holder may assign any of the rights created by this Agreement.

          3.6 Consent of Holders; Waiver. (a) Whenever, by the terms hereof, anything is required to be done to the satisfaction of the Qualified Holders, or such Holders are to appoint a

CLCORP01 Doc: 230115_4                  28
representative, if such satisfaction, or appointment is necessary in connection with a specific registration being effected hereunder, it will be effective when done by the Qualified Holders holding a majority of the Registrable Securities held by Qualified Holders that are being included in such registration.

          (b) Except as provided in Section 3.6(a), whenever, by the terms hereof, the consent of the Qualified Holders is required, anything is required to be done to the satisfaction of such holders, or if such holders are to appoint a representative, such consent, satisfaction, or appointment is effective when done by Qualified Holders holding a majority of the Registrable Securities held by Qualified Holders.

          (c) All rights and remedies hereunder for the benefit of the Qualified Holders are intended to be for the benefit of each holder of Registrable Securities and, unless otherwise specified to the contrary, may be exercised by the Qualified Holders together or by each such holder separately.

          3.7 Enforceability. If any term or provision of this Agreement, or the application thereof to any Person or circumstance, is, to any extent, invalid or unenforceable, the remaining terms and provisions of this Agreement or application to other Persons and circumstances are not invalidated thereby,

CLCORP01 Doc: 230115_4                  29
and each term and provision hereof is to be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.

          3.8 Law Governing. This Agreement is to be construed and enforced in accordance with and shall be governed by the laws of the State of Delaware applicable to contracts executed in and to be fully performed in that state.

          3.9 Effectiveness. The effectiveness of this Agreement is conditioned upon, and the obligations and rights of the parties hereunder will come into force and effect at, the Closing as contemplated in the Option Purchase Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                      NEXTEL COMMUNICATIONS, INC.



                                      Name:
                                      Title:



                                      OPTION ACQUISITION, L.L.C.



                                      Name:
                                      Title:



CLCORP01 Doc: 230115_4                  30

                                                              Exhibit D


                                First Amendment
                                       to
                          Registration Rights Agreement

          This is First Amendment to Registration Rights Agreement, dated as of
June   , 1997, (this "Amendment") by and among Nextel Communications, Inc., a
Delaware corporation (the "Issuer"), Digital Radio, L.L.C., a Washington limited liability company (the "Investor"), and Option Acquisition, L.L.C., a Washington limited liability company ("Option Acquisition"), amending the Registration Rights Agreement, dated July 28, 1995 by and among the Issuer and the Investor (the "Original Agreement"). Capitalized terms that are used but not otherwise defined herein are used as defined in the Original Agreement.

                             Introductory Statement

          Option Acquisition and the Investor are both "controlled" by Craig O. McCaw ("Individual"). Issuer has agreed, in the Option Purchase Agreement, dated as of June 16, 1997, by and among Issuer, its wholly owned subsidiary Unrestricted Subsidiary Funding Company, and Option Acquisition (the "Option Purchase Agreement"), that shares of its Class A

Nextel rrzdisc Doc: 232591#2

Common Stock, par value $.001 per share ("Issuer Common Stock") acquired by Option Acquisition upon the exercise of two options being issued to Option Acquisition on the date of this Amendment (the "New Options") will be entitled to the benefits of the Original Agreement under certain circumstances, as set forth in this Agreement.

                                      Agreement

          NOW, THEREFORE, in consideration of the foregoing, the covenants of the Option Purchase Agreement and this Amendment, the parties agree as follows:

          1. Expand Definition of Registrable Securities. Recital D of the Original Agreement is hereby amended to delete the parentheses and parenthetical text, and Section 1(ix) of the Original Agreement is hereby amended to read in its entirety:

          (x) "Registrable Securities" means, except as otherwise stated in this Section (x), (A) Issuer Common Shares that the Investor and/or any of the Qualified Controlled Affiliates may purchase from the Issuer or receive upon conversion of any of its Issuer Preferred Shares or upon exercise of any of the Options; (B) Secondary Common Shares that the Investor and/or any of the Qualified Controlled Affiliates may purchase form Supplier

Nextel rrzdisc Doc: 232591#2
     and Secondary Option Shares received upon exercise of the Supplier
     Option; and (C) Qualified New Option Shares; but does not include any other Issuer Common Shares or other securities of the Issuer which may now or hereafter be held or acquired by any holder of Registrable Securities. Securities will cease to be Registrable Securities upon the first to occur of the following: (i) such securities have been sold pursuant to a registration or pursuant to Rule 144 promulgated by the Securities and Exchange Commission (or any similar rule then in force);
     (ii) with respect to Issuer Common Shares issued upon exercise of the Incentive Stock Options, to the extent such securities have been previously registered if they may be resold by the holder thereof without registration or limitation; and (iii) such securities have been exchanged, substituted or replaced by securities which have been registered under the Securities Act. For all purposes of this Agreement, a holder of Registrable Securities shall be deemed to hold any Registrable Securities issuable to such holder upon conversion or exercise of, or in exchange for, Convertible Securities of the types described in clause (A) or (B) of this Section (x), disregarding any legal, regulatory or

Nextel rrzdisc Doc: 232591#2
     contractual restrictions on such conversion, exercise or exchange.

          2. Add Definition of Qualified New Option Shares. Section 1(xiii) of the Original Agreement is hereby renumbered to be Section 1(ix), Section 1(x) is hereby renumbered Section 1(xi). A new Section 1(viii) is added as follows:

          (viii) "Qualified New Option Shares" means Issuer Common Shares, if any, owned by Option Acquisition acquired as a result of the exercise of a New Option, except that (A) no such shares are Qualified New Option Shares until January 1, 1999, (B) any such shares shall cease being Qualified New Option Shares from and after the first day that Individual and/or Members of the McCaw Family (as defined in Section 4 of the First Amendment to Registration Rights Agreement dated as of June 16, 1997 among the Issuer, Investor and Option Acquisition) no longer control Option Acquisition, (C) no such shares are Qualified New Option Shares from and after the time that the number of Issuer Common Shares held by Option Acquisition is less than 1% of the outstanding Issuer Common Shares and the holding period under Rule 144 of the Securities Act applicable to Option Acquisition has been satisfied.

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          3. Notices to Option Acquisition. From and after January 1, 1999, the Issuer will send to Option Acquisition (at the address specified for notices under the Option Purchase Agreement) a copy of any notice that the Issuer sends to the Investor under the Original Agreement (as amended by this Amendment, and as the same may be further amended, the "Investor Registration Rights Agreement").

          4. Change in Control of Option Acquisition. (a) If Option Acquisition becomes aware that it is no longer controlled by Individual and/or Members of the McCaw Family (as defined below), Option Acquisition will notify Issuer of that fact and this Amendment will be void and without further force or effect. Solely for purposes of the Introductory Statement (as it relates to control of Option Acquisition) and Section 4 of this Amendment, and for purposes of
Section 1 (viii) (B) of the Original Agreement (as amended by this Amendment), the terms "controls" and "controlled by" shall mean that Individual and/or Members of the McCaw Family have the sole possession of at least 2/3 of the voting and investment power over management and policies of Option Acquisition including, without limitation, the sole authority to make all decisions with respect to the Option Purchase Agreement and the purchase, sale and voting of any

Nextel rrzdisc Doc: 232591#2
securities of the Company owned or available for purchase by Option Acquisition pursuant to the Option Purchase Agreement and the New Options. For purposes of Section 4 of this Amendment and Section 1(viii) of the Original Agreement (as amended by this Amendment), "Members of the McCaw Family" means Bruce R. McCaw, John E. McCaw, Keith O. McCaw, Marion O. Williams, their respective lineal descendants, any entity controlled by any such persons (including, without limitation, KMMK Limited Partnership), and any trust or foundation established by any such persons that holds all or any part of such persons' interests in Option Acquisition either during the lifetime or upon the death of any such persons.

          (b) At any time that Option acquisition is exercising any rights as a holder of Registrable Securities pursuant to the Investor Registration Rights Agreement, the Issuer may require Option Acquisition and Individual (or a Member of the McCaw Family if Individual is deceased on incapacitated at the time) to certify that Individual and/or Members of the McCaw Family control Option Acquisition.

          5. Reaffirmation of Original Agreement. Except as expressly stated in this Amendment, the Original Agreement remains in full force and effect.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed on their behalf, as of the day and year first above written.


                                NEXTEL COMMUNICATIONS, INC.


                                By:


                                DIGITAL RADIO, L.L.C.


                                By:


                                OPTION ACQUISITION, L.L.C.


                                By:

                                                               EXHIBIT E

                             June     , 1997


Nextel Communications, Inc.
1505 Farm Credit Drive
McLean, Virginia  22102

                       Re:  Option Purchase Agreement

Gentlemen:

          To induce Nextel Communications, Inc., Delaware corporation (the "Company"), and its wholly owned subsidiary, Unrestricted Subsidiary Funding Company ("USFC"), to consummate the transaction contemplated by the Option
Purchase Agreement dated June     , 1997 (the "Option Purchase Agreement")
among the Company, USFC and Option Acquisition, L.L.C. ("Option Acquisition"), and pursuant to Section 1.4(g) of the Option Purchase Agreement, the Individual executes and delivers this letter. Terms used in this letter that are defined in the Option Purchase Agreement are used herein as so defined.

          Individual represents and warrants to the Company and USFC that:

          (a) Individual is an "accredited investor" as defined in Regulation D under the Securities Act.

          (b) The execution, delivery and performance of the Option Purchase Agreement and the other Transaction Agreements, and the consummation of the Transactions contemplated thereby by Individual and by each Affiliate of Individual who is a party thereto will not result in any violation of or conflict with, constitute a default (with or with notice or lapse of time) under, or give rise to a right of termination, cancellation or acceleration of, or result in the imposition of any Encumbrance under, or require any consent under, any term of any note, bond, debt instrument, mortgage, indenture or other agreement or instrument, or any Law or Order, by which Individual or any such Affiliate of Individual may be bound.

          (c) Individual and each Affiliate of Individual who was a party to the Option Purchase Agreement or any other Transaction Agreement has received or obtained (i) all Authorizations that are required to be made, filed, given or

Nextel rrzdisc Doc: 231458#2

Nextel Communications, Inc.
June    , 1997
Page 2


     obtained by Individual or its Affiliates with, to or from any Governmental Authority in connection with the Transactions contemplated to occur at or prior to the Closing and (ii) all consents, approvals and waivers required to be given by, or obtained from, any other Persons to or by Individual or its Affiliates in connection with the Transactions contemplated to occur at or prior to the Closing by the Option Purchase Agreement and the other Transaction Agreements.

          (d) Individual, his mother and brothers, are the only Persons with any legal or beneficial interest in Option Acquisition.

          Individual understands that Section 6.4 of the Option Purchase Agreement restricts his ability to transfer his membership interests in Option Acquisition and that, after a transfer in compliance with the Option Purchase Agreement, the transferee will continue to be bound by those restrictions. Individual will cooperate with Option Acquisition to implement such procedures as may be appropriate to assure that Option Acquisition and its members comply with the provisions of Section 6.4 of Option Purchase Agreement.


                                               Sincerely yours,


                                               Craig O. McCaw

Nextel rrzdisc Doc: 231458#2

                                                            EXHIBIT F

                                June     , 1997

Nextel Communications, Inc.
1505 Farm Credit Drive
McLean, VA  22102

                        Re: Option Purchase Agreement

Gentlemen:

          The undersigned is a member ("Member") of Option Acquisition, L.L.C., a Washington limited liability company ("Option Acquisition"), and delivers this letter to induce Nextel Communications, Inc. (the "Company") to consummate
the transactions contemplated by the Option Purchase Agreement dated June    ,
1997 (the "Option Purchase Agreement") among the Company, Unrestricted Subsidiary Funding Company and Option Acquisition. Terms used in this letter that are defined in the Option Purchase Agreement are used herein as so defined.

          The Member represents and warrants that he/she is an "accredited investor" as defined in Regulation D under the Securities Act.

          Member understands that Section 6.4 of the Option Purchase Agreement restricts his/her ability to transfer his/her interests in Option Acquisition and that, after a transfer in compliance with the Option Purchase Agreement, the transferee will continue to be bound by those restrictions. Member will cooperate with Option Acquisition to implement such procedures as may be appropriate to assure that Option Acquisition and its members comply with the provisions of Section 6.4 of the Option Purchase Agreement.


                                   Sincerely yours,




                                   [Will be a separate letter for each equity owner in Option Acquisition]



a:oppuragmt.doc